   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 29, 1997

                                                    REGISTRATION NOS.: 33-48189
                                                                       811-6683
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                    [ ]

                          PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 7                     [X]
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                               [ ]
                                AMENDMENT NO. 8                             [X]

                                ----------------

                       DEAN WITTER HEALTH SCIENCES TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036

                                ----------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

            [X]  immediately upon filing pursuant to paragraph (b)
            [ ]  on July 28, 1997 pursuant to paragraph (b)
            [ ]  60 days after filing pursuant to paragraph (a)
            [ ]  on (date) pursuant to paragraph (a) of rule 485.

THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (A)(1) OF RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE REGISTRANT FILED THE RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDED JULY 31, 1997, WITH THE SECURITIES AND EXCHANGE COMMISSION SEPTEMBER 11, 1997.

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

===============================================================================

                       DEAN WITTER HEALTH SCIENCES TRUST

                             CROSS-REFERENCE SHEET

FORM N-1A
PART A
ITEM           CAPTION PROSPECTUS
----           ------------------
1.  .........  Cover Page
2.  .........  Summary of Fund Expenses; Prospectus Summary
3.  .........  Financial Highlights; Performance Information
4.  .........  Investment Objective and Policies; Risk Considerations; The Fund
               and its Management; Cover Page; Investment Restrictions;
               Prospectus Summary; Financial Highlights
5.  .........  The Fund and Its Management; Back Cover; Investment Objective
               and Policies
6.  .........  Dividends, Distributions and Taxes; Additional Information
7.  .........  Purchase of Fund Shares; Shareholder Services
8.  .........  Repurchases and Redemptions; Shareholder Services
9.  .........  Not Applicable

PART B
ITEM           STATEMENT OF ADDITIONAL INFORMATION
----           -----------------------------------
10. .........  Cover Page
11. .........  Table of Contents
12. .........  The Fund and Its Management
13. .........  Investment Practices and Policies; Investment Restrictions;
               Portfolio Transactions and Brokerage
14. .........  The Fund and Its Management; Trustees and Officers
15. .........  Trustees and Officers
16. .........  The Fund and Its Management; The Distributor; Purchase of Fund
               Shares; Custodian and Transfer Agent; Independent Accountants
17. .........  Portfolio Transactions and Brokerage
18. .........  Description of Shares; Validity of Shares of Beneficial Interest
19. .........  Redemptions and Repurchases; The Distributor; Purchase of Fund
               Shares; Statement of Assets and Liabilities; Shareholder
               Services
20. .........  Dividends, Distributions and Taxes
21. .........  Not applicable
22. .........  Dividends, Distributions and Taxes
23. .........  Financial Statements

PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in
Part C of this Registration Statement.

    PROSPECTUS
    SEPTEMBER 29, 1997


    Dean Witter Health Sciences Trust (the "Fund") is an open-end, non-diversified management investment company whose investment objective is capital appreciation. The Fund seeks to achieve its objective by investing in securities of companies in the health sciences industry throughout the world. (See "Investment Objective and Policies.")


    The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Fund Shares--Alternative Purchase Arrangements."

    This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated September 29, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


DEAN WITTER
HEALTH SCIENCES TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 OR
(800) 869-NEWS (toll-free)

                               TABLE OF CONTENTS

Prospectus Summary ....................................................      2
Summary of Fund Expenses ..............................................      4
Financial Highlights ..................................................      6
The Fund and its Management ...........................................      8
Investment Objective and Policies .....................................      9
 Risk Considerations ..................................................     14
Investment Restrictions ...............................................     16
Purchase of Fund Shares ...............................................     17
Shareholder Services ..................................................     27
Redemptions and Repurchases ...........................................     30
Dividends, Distributions and Taxes ....................................     31
Performance Information ...............................................     32
Additional Information ................................................     33


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    DEAN WITTER DISTRIBUTORS INC.
    DISTRIBUTOR

PROSPECTUS SUMMARY
-------------------------------------------------------------------------------
The                The Fund is organized as a Massachusetts business trust, and
Fund               is an open-end, non-diversified management investment
                   company which invests in securities of companies in the
                   health sciences industry throughout the world.
-------------------------------------------------------------------------------
Shares             Shares of beneficial interest with $0.01 par value (see page
Offered            33). The Fund offers four Classes of shares, each with a
                   different combination of sales charges, ongoing fees and
                   other features (see pages 17 through 27).
-------------------------------------------------------------------------------
Minimum            The minimum initial investment for each Class is $1,000
Purchase           ($100 if the account is opened through EasyInvest (Service
                   Mark) ). Class D shares are only available to persons
                   investing $5 million or more and to certain other limited
                   categories of investors. For the purpose of meeting the
                   minimum $5 million investment for Class D shares, and
                   subject to the $1,000 minimum initial investment for each
                   Class of the Fund, an investor's existing holdings of Class
                   A shares and shares of funds for which Dean Witter
                   InterCapital Inc. serves as investment manager ("Dean Witter
                   Funds") that are sold with a front-end sales charge, and
                   concurrent investments in Class D shares of the Fund and
                   other Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100
                   (see page 17).
-------------------------------------------------------------------------------
Investment         The investment objective of the Fund is capital appreciation.
Objective
-------------------------------------------------------------------------------
Investment         The Fund will seek to achieve its investment objective by
Policies           investing at least 65% of its total assets in the equity
                   securities of health science companies throughout the world.
                   The Fund's portfolio will primarily consist of common
                   stocks, preferred stocks, convertible preferred stocks,
                   securities convertible into common stocks and warrants. The
                   Fund may also invest in investment grade debt securities
                   when the Investment Manager believes that such securities
                   present a favorable opportunity for capital appreciation and in various other financial instruments, such as options,
                   futures and options on futures, to hedge against adverse
                   price movements in the securities held in its portfolio, as well as in the securities it might wish to purchase, and the currencies in which they are denominated (see pages 9
                   through 14).
-------------------------------------------------------------------------------
Investment         Dean Witter InterCapital Inc. ("InterCapital"), the
Manager            Investment Manager of the Fund, and its wholly-owned
                   subsidiary, Dean Witter Services Company Inc., serve in
                   various investment management, advisory, management and
                   administrative capacities to 101 investment companies and
                   other portfolios with assets of approximately $99.5 billion at August 31, 1997 (see page 9).
-------------------------------------------------------------------------------
Management         The Investment Manager receives a monthly fee at the annual
Fee                rate of 1.0% of daily net assets, scaled down to 0.95% on
                   assets over $500 million (see page 9).
-------------------------------------------------------------------------------
Distributor and    Dean Witter Distributors Inc. (the "Distributor"). The Fund
Distribution Fee   has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with respect to the distribution fees paid by the Class A, Class B and
                   Class C shares of the Fund to the Distributor. The entire
                   12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each
                   characterized as a service fee within the meaning of the
                   National Association of Securities Dealers, Inc. guidelines.
                   The remaining portion of the 12b-1 fee, if any, is
                   characterized as an asset-based sales charge (see pages 17 and 25).
-------------------------------------------------------------------------------
Alternative        Four classes of shares are offered:
Purchase
Arrangements       o Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases.
                   Investments of $1 million or more (and investments by
                   certain other limited categories of investors) are not
                   subject to any sales charge at the time of purchase but a
                   contingent deferred sales charge ("CDSC") of 1.0% may be
                   imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific
                   expenses incurred in promoting the distribution of the
                   Fund's Class A shares and servicing shareholder accounts
                   pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages
                   17, 20 and 25).
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   o Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 17, 22 and 25).

                   o Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 17 and 25).

                   o Class D shares are offered only to investors meeting an
                   initial investment minimum of $5 million and to certain
                   other limited categories of investors. Class D shares are
                   offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 17 and 25).
-------------------------------------------------------------------------------
Dividends and      Dividends from net investment income and distributions from
Capital Gains      net capital gains, if any, are paid at least annually. The
Distributions      Fund may, however, determine to retain all or part of any
                   net long-term capital gains in any year for reinvestment.
                   Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder
                   elects to receive cash. Shares acquired by dividend and
                   distribution reinvestment will not be subject to any sales charge or CDSC (see pages 28 and 31).
-------------------------------------------------------------------------------
Redemption         Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or Class C
                   shares. An account may be involuntarily redeemed if the
                   total value of the account is less than $100 or, if the
                   account was opened through EasyInvest (Service Mark), if
                   after twelve months the shareholder has invested less than
                   $1,000 in the account (see page 30).
-------------------------------------------------------------------------------
Risks              The value of the Fund's portfolio securities, and therefore the net asset value of the Fund's shares, will fluctuate
                   with changes in the market value of its portfolio
                   securities. Unlike more widely diversified mutual funds, the
                   Fund is subject to industry risk, i.e., the possibility that a particular group of related stocks will decline in price.
                   In addition, the health sciences industry generally is
                   subject to substantial government regulation; accordingly, changes in government policies or regulation could have a
                   material effect on the demand for products and services
                   offered by health science companies and, therefore, could
                   affect the performance of the Fund. It should be recognized that the foreign securities and markets in which the Fund
                   invests pose different and greater risks than those
                   customarily associated with domestic securities and their
                   markets. Furthermore, investors should consider other risks associated with a portfolio which contains international
                   securities, including fluctuations in foreign currency
                   exchange rates (i.e., if a substantial portion of the Fund's assets are denominated in foreign currencies which decrease in value with respect to the U.S. dollar, the value of the investor's shares and the distributions made on those shares will, likewise, decrease in value), foreign securities
                   exchange controls and foreign tax rates, as well as
                   investments in forward currency contracts, options and
                   futures contracts (see pages 14 through 16).
-------------------------------------------------------------------------------


  The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------


The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended July 31, 1997.



                                                        CLASS A      CLASS B      CLASS C      CLASS D
                                                        -------      -------      -------      -------
Shareholder Transaction Expenses
--------------------------------
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price) .....................     5.25%(1)      None         None         None
Sales Charge Imposed on Dividend Reinvestments  ....     None          None         None         None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or
 redemption proceeds)...............................     None(2)       5.00%(3)     1.00%(4)     None
Redemption Fees.....................................     None          None         None         None
Exchange Fee........................................     None          None         None         None

Annual Fund Operating Expenses (as a percentage of average net assets)
----------------------------------------------------------------------
Management Fees ....................................     1.00%         1.00%        1.00%        1.00%
12b-1 Fees (5)(6)...................................     0.25%         1.00%        1.00%        None
Other Expenses .....................................     0.25%         0.25%        0.25%        0.25%
Total Fund Operating Expenses (7)...................     1.50%         2.25%        2.25%        1.25%



--------------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.
(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").
(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").
(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").
(7) There were no outstanding shares of Class A, Class C or Class D prior to July 28, 1997. Accordingly, "Total Fund Operating Expenses," as shown above with respect to those Classes, are based upon the sum of 12b-1 Fees, Management Fees and estimated "Other Expenses."

-------------------------------------------------------------------------------


EXAMPLES                                                          1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------                                                          ------   -------    -------   --------
You would pay the following expenses on a $1,000 investment
assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A ......................................................    $67      $ 97       $130       $222
  Class B ......................................................    $73      $100       $140       $258
  Class C.......................................................    $33      $ 70       $120       $258
  Class D ......................................................    $13      $ 40       $ 69       $151

You would pay the following expenses on the same $1,000
investment assuming no redemption at the end of the period:
  Class A ......................................................    $67      $ 97       $130       $222
  Class B ......................................................    $23      $ 70       $120       $258
  Class C ......................................................    $23      $ 70       $120       $258
  Class D ......................................................    $13      $ 40       $ 69       $151


   THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of
Distribution" and "Redemptions and Repurchases."

   Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


   The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.





                                                                                           FOR THE PERIOD
                                                    FOR THE YEAR ENDED JULY 31,           OCTOBER 30, 1992*
                                           ---------------------------------------------      THROUGH
                                             1997**       1996       1995        1994      JULY 31, 1993
-----------------------------------------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....   $14.97      $12.88     $ 9.32      $ 9.22         $10.00
                                             ------      ------     ------      ------         ------
Net investment loss.......................    (0.31)      (0.26)     (0.24)      (0.22)         (0.08)
Net realized and unrealized gain (loss) ..     1.39        3.44       3.80        0.32          (0.70)
                                             ------      ------     ------      ------         ------
Total from investment operations..........     1.08        3.18       3.56        0.10          (0.78)
                                             ------      ------     ------      ------         ------
Less distributions from net realized gain     (0.95)      (1.09)        --          --             --
                                             ------      ------     ------      ------         ------
Net asset value, end of period ...........   $15.10      $14.97     $12.88      $ 9.32         $ 9.22
                                             ======      ======     ======      ======         ======
TOTAL INVESTMENT RETURN+..................     7.55%      24.84%     38.20%       1.08%         (7.80)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..................................     2.25%       2.20%      2.30%       2.30%          2.38%(2)
Net investment loss.......................    (2.08)%     (2.03)%    (2.05)%     (2.06)%        (1.38)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .. $422,667    $442,876   $273,735    $228,573       $231,646
Portfolio turnover rate...................       85%         63%       145%        106%            55%(1)
Average commission rate paid..............  $0.0566     $0.0562         --          --             --



--------------
*      Commencement of operations.
** Class B shares were issued July 28, 1997. All shares of the Fund held prior to that date have been designated Class B shares.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

-------------------------------------------------------------------------------



                                                               FOR THE PERIOD
                                                               JULY 28, 1997*
                                                                   THROUGH
                                                                JULY 31, 1997
-------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ........................     $ 15.03
Net realized and unrealized gain  ...........................        0.07
                                                                  -------
Net asset value, end of period ..............................     $ 15.10
                                                                  =======
TOTAL INVESTMENT RETURN+ ....................................        0.47%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ....................................................        1.57%(2)
Net investment loss .........................................       (0.55)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                           $    10
Portfolio turnover rate .....................................          85%
Average commission rate paid ................................     $0.0566

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ........................     $ 15.03
Net realized and unrealized gain  ...........................        0.07
                                                                  -------
Net asset value, end of period ..............................     $ 15.10
                                                                  =======
TOTAL INVESTMENT RETURN+ ....................................        0.47%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ....................................................        2.31%(2)
Net investment loss .........................................       (1.28)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .....................     $    20
Portfolio turnover rate .....................................          85%
Average commission rate paid ................................     $0.0566



--------------
*      The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

-------------------------------------------------------------------------------



                                                               FOR THE PERIOD
                                                               JULY 28, 1997*
                                                                   THROUGH
                                                                JULY 31, 1997
-------------------------------------------------------------------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......................      $ 15.03
Net realized and unrealized gain  ..........................         0.07
                                                                  -------
Net asset value, end of period .............................      $ 15.10
                                                                  =======
TOTAL INVESTMENT RETURN+....................................         0.47%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...................................................         1.31%(2)
Net investment loss ........................................        (0.29)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ....................      $    10
Portfolio turnover rate ....................................           85%
Average commission rate paid ...............................      $0.0566



--------------
*      The date shares were first issued.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

THE FUND AND ITS MANAGEMENT
-------------------------------------------------------------------------------


   Dean Witter Health Sciences Trust (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on May 26, 1992.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.


   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $95.9 billion at August 31, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.6 billion at such date.


   The Fund has retained the Investment Manager, pursuant to an Investment Management Agreement, to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 1.0% of the daily net assets up to $500 million, scaled down to 0.95% on assets over $500 million, determined as of the close of each business day. For the fiscal year ended July 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 1.0% of the Fund's daily net assets and the total expenses of Class B amounted to 2.25% of the daily net assets of Class B. Shares of Class A, Class C and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.


INVESTMENT OBJECTIVE AND POLICIES
-------------------------------------------------------------------------------

   The investment objective of the Fund is capital appreciation. The investment objective of the Fund is a fundamental policy and may not be changed without the approval of the holders of a majority of the Fund's shares. There is no assurance that the Fund's investment objective will be achieved.

   The Fund will seek to achieve its investment objective by investing at least 65% of its total assets in the equity securities of health science companies throughout the world. A health science company is defined as a company which is principally engaged in the health sciences industry. A company is deemed to be "principally engaged" if it has at least 50% of its earnings or revenues derived from health sciences activities, as defined below, or at least 50% of its assets is devoted to such activities, based upon the financial statements of the company's most recently reported fiscal year.

   In addition, the Investment Manager may invest in companies other than health science companies if it considers that such companies have potential for capital appreciation primarily as a result of particular products, technology, patents or other market advantages in the health sciences industry. The Fund does not anticipate that companies not principally engaged in the health sciences industry will represent more than 20% of the Fund's investments.

   Health sciences activities are defined as activities which consist of the research, development, production or distribution of products and services by health science companies which include, but are not limited to, companies such as: pharmaceutical companies; companies involved in the ownership and/or operation or delivery of health care services such as hospitals, clinical test laboratories, convalescent and mental health care facilities, rehabilitation centers, and products and services for home care; companies involved in biotechnology, medical diagnostics, biochemical, and nuclear research and development; and companies that produce and manufacture medical, dental and optical supplies and equipment.

   The Fund's portfolio will primarily consist of common stocks. The Fund may also invest up to 35% of its total assets in preferred stock and in investment grade domestic and foreign debt securities of any type of issuer (such as foreign and domestic corporations and foreign and domestic governments and their political subdivisions), including bonds, notes, debentures and debt securities convertible into equity if the Investment Manager believes that such securities present a favorable opportunity for capital appreciation. The term investment grade consists of debt instruments rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or, if not rated, determined to be of comparable quality by the Investment Manager. Investments in securities rated either Baa by Moody's or BBB by S&P may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a debt instrument held by the Fund is rated BBB or Baa and is subsequently downgraded by a rating agency, the Fund will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund. In the event that such downgraded securities constitute 5% or more of the Fund's total assets, the Investment Manager will sell immediately sufficient securities to reduce the total to below 5%. The Fund may invest in various other financial instruments such as warrants and forward foreign currency exchange contracts, futures and options, including stock index futures contracts and related options in an attempt to hedge its portfolio (see below).

   Foreign Securities. While the Fund expects that, from time to time, a significant portion of its investments will be in securities of U.S. companies, the Fund's Investment Manager believes that a portfolio comprised only of U.S. securities does not provide the greatest potential for capital appreciation from an investment in the health sciences industry. It believes that a worldwide focus is necessary if the Fund is to take advantage of the increasing opportunities presented by health science companies headquartered throughout the world. The Fund may invest substantially in securities denominated in one or more currencies. The Investment Manager believes that by investing worldwide, the Fund can better position itself to take advantage of available health sciences investment opportunities (see "Risk Considerations").

   The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

   Private Placements/Illiquid Securities. The Fund may invest up to 5% of its total assets in securities that are subject to restrictions on resale (referred to as private placements or restricted securities) because they have not been registered under the Securities Act of 1933, as amended, or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures adopted by the Board of Trustees, are not subject to the foregoing restriction.) If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which is limited by the Fund's investment policies to 15% of the Fund's net assets. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. Generally, OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, the Fund is permitted to treat the securities it uses as cover for written OTC options as liquid provided it follows a procedure whereby it will sell OTC options only to qualified dealers who agree that the Fund may repurchase such options at a maximum price to be calculated pursuant to a predetermined formula set forth in the option agreement. See "Investment Practices and Policies" in the Statement of Additional Information.

   There may be periods during which market conditions warrant reduction of some or all of the

Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest any portion of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. Under such circumstances, the money market instruments in which the Fund may invest are securities issued or guaranteed by U.S. or foreign governments; American bank obligations; Eurodollar certificates of deposit; obligations of American savings institutions; fully insured certificates of deposit; and commercial paper of American issuers rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

   The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "Act"), and as such is not limited by the Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." In order to qualify, among other requirements, the Fund will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.

   A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

   The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. At other times, when, for example, it is believed that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

   In addition, when the Fund anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, it may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. Lastly, the Fund is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions").

OPTIONS AND FUTURES TRANSACTIONS.

   Call and put options on U.S. Treasury notes, bonds and bills, on various foreign currencies and on equity securities are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell, to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

   Futures Contracts. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on common stocks, such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency" futures) and on such indexes of U.S. or foreign equity and fixed-income securities as may exist or come into being, such as the Standard & Poor's 500 Index or the Financial Times Equity Index ("index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

OTHER INVESTMENT POLICIES

   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities, from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery, or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery, or forward commitment basis may increase the volatility of the Fund's net asset value.

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.

   Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

PORTFOLIO MANAGEMENT


   The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR") and other broker-dealer affiliates of InterCapital and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors they deem relevant. The Fund's portfolio is managed within InterCapital's Growth Group, which manages 31 funds and fund portfolios, with approximately $14 billion in assets as of August 31, 1997. Ronald J. Worobel, Senior Vice President of InterCapital and a member of InterCapital's Growth Group, has been the primary portfolio manager since the Fund's inception and has been a portfolio manager at InterCapital for over five years.


   Personnel of the Investment Manager have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

   Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including DWR and other brokers and dealers that are affiliates of the Investment Manager. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR.

   It is not anticipated that the Fund's portfolio turnover rate will exceed 100% in any one year. Short-term gains and losses taxable at ordinary income rates may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a full discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

   The expenses of the Fund relating to its portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers as custodial costs, brokerage commissions and other transaction charges related to investing on foreign markets are generally higher than in the United States.

RISK CONSIDERATIONS

The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. Dividends payable by the Fund will vary in relation to the amount of income earned on portfolio securities.

   Health Sciences Industry. Investors should consider that the assets of the Fund are subject to "industry risk" because investments will be concentrated in a particular group of related stocks. The concentration of investments in the health sciences industry may cause the value of the Fund's shares to fluctuate more widely than those funds investing in a greater variety of industries. The Investment Manager believes, however, that the Fund's concentration of investments in the health sciences industry also may provide it with the potential to achieve greater long-term performance than investments in a variety of industries. In addition, the health sciences industry generally is subject to substantial government regulation; accordingly, changes in government policies or regulation could have a material effect on the demand for products and services offered by health science companies, thereby affecting the performance of the Fund. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

   While the Fund's portfolio normally will include securities of established suppliers of traditional products and services, the Fund may invest in smaller companies which can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks, than large, established issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

   Foreign Securities. Investors should carefully consider the risks of the Fund's investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and may thereby adversely impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward contracts or futures contracts (see below). The Fund may incur certain costs in connection with these currency transactions.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Political and economic developments in Europe, especially as they relate to changes in the structure of the

European Economic Community and the anticipated development of a unified common market, may have profound effects upon the value of a large segment of the Fund's portfolio. Continued progress in the evolution of, for example, a united European common market may be slowed by unanticipated political or social events and may, therefore, adversely affect the value of certain of the securities held in the Fund's portfolio. Foreign companies are not subject to the regulatory requirements of U.S. companies and, are subject to different risks relating to claims and litigation. Regulation of the health sciences industry in foreign countries is different from that in the U.S. and there are differences in environmental and securities regulation. There is less publicly available information about foreign companies as well. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   The price changes of securities of foreign issuers may be more volatile than comparable securities of U.S. issuers. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

   To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies) the Fund may engage in transactions in forward foreign currency contracts, options on securities and currencies, and futures contracts and options on futures contracts on securities, currencies and indexes. The Fund may also purchase options on securities to facilitate its participation in the potential appreciation of the value of the underlying securities. A discussion of these transactions follows and is supplemented by further disclosure in the Statement of Additional Information.

   Forward Foreign Currency Exchange Contracts. If the currency in which the Fund's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager.

   Options and Futures Transactions. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer.

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Fund's management could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

   Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section in the Statement of Additional Information.

INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

      1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, except the Fund will invest at least 25% of the value of its total assets in the health sciences industry.

      2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

      3. Purchase or sell commodities or commodities contracts except that the Fund may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

      4. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.)

      5. Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
-------------------------------------------------------------------------------

GENERAL

   The Fund offers each Class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into Selected Dealers Agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.


   The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Health Sciences Trust, directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments made pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept purchases without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional purchases will increase the purchase of shares in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor and/or the Selected Broker-Dealer or any of its affiliates. In addition, some sales personnel of the Selected Broker-Dealer will receive non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

   The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

   Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

   Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

   Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

   Class B Shares. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class

B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

   After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

   Class C Shares. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

   Class D Shares. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

   Selecting a Particular Class. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

   The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

   Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

   For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

   Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

   Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                                                               CONVERSION
CLASS           SALES CHARGE               12B-1 FEE            FEATURE
-------------------------------------------------------------------------------
  A          Maximum 5.25%                    0.25%                No
             initial sales charge
             reduced for purchases
             of $25,000 and over;
             shares sold without
             an initial sales charge
             generally subject to
             A 1.0% CDSC DURING
             first year.
-------------------------------------------------------------------------------
  B          Maximum 5.0%                      1.0%         B shares convert
             CDSC during the first                          to A shares
             year decreasing                                automatically
             to 0 after six years                           after approximately
                                                            ten years
-------------------------------------------------------------------------------
  C          1.0% CDSC during                  1.0%                No
             first year
-------------------------------------------------------------------------------
  D                None                        None                No
-------------------------------------------------------------------------------

   See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

   The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                        SALES CHARGE
                                              --------------------------------
                                               PERCENTAGE OF     APPROXIMATE
  AMOUNT OF SINGLE                            PUBLIC OFFERING   PERCENTAGE OF
     TRANSACTION                                   PRICE       AMOUNT INVESTED
     -----------                                   -----       ---------------
Less than $25,000 ...........................      5.25%            5.54%
$25,000 but less than $50,000 ...............      4.75%            4.99%
$50,000 but less than $100,000 ..............      4.00%            4.17%
$100,000 but less than $250,000 .............      3.00%            3.09%
$250,000 but less than $1 million ...........      2.00%            2.04%
$1 million and over .........................         0                0

   Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

   Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

   Right of Accumulation. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

   The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

   Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

   Additional Net Asset Value Purchase Options. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:


   (1) trusts for which DWT (an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances specified in the programs' agreements and restrictions on transferability of Fund shares);

   (3) retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;

   (4) 401(k) plans and other employer-sponsored plans qualified under
Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;


   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

   No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

   For further information concerning purchases of the Fund's shares, contact DWR or another Se-lected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

   Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

         YEAR SINCE
          PURCHASE                                      CDSC AS A PERCENTAGE
        PAYMENT MADE                                     OF AMOUNT REDEEMED
        ------------                                     ------------------
First..................................................         5.0%
Second.................................................         4.0%
Third..................................................         3.0%
Fourth.................................................         2.0%
Fifth..................................................         2.0%
Sixth..................................................         1.0%
Seventh and thereafter ................................         None

   In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:


         YEAR SINCE
          PURCHASE                                      CDSC AS A PERCENTAGE
        PAYMENT MADE                                     OF AMOUNT REDEEMED
        ------------                                     ------------------
First .................................................         2.0%
Second ................................................         2.0%
Third .................................................         1.0%
Fourth and thereafter  ................................         None

   CDSC Waivers. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (A) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (B) held
in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan
distributions:   (A) lump-sum or other distributions from a qualified
corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age
59 1/2);   (B) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (C) a tax-free return of an excess contribution
to an IRA; and


   (3) all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.


   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

   Conversion to Class A Shares. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May

1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under
Section 401(a) of the Internal Revenue Code and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.


   If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.


   Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES


   Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs referred to in (i) or (ii) above which may include termination fees mandatory redemption upon termination and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.


PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.


   For the fiscal year ended July 31, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $4,492,291, which amount is equal to 1.0% of the average daily net assets of Class B for the fiscal year. These payments were calculated pursuant to clause (b) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares. For the fiscal period July 28 through July 31, 1997, Class A and Class C shares of the Fund accrued payments under the Plan of less than $1, respectively, which amounts are on an annualized basis equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for such period.

   In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $16,338,844 at July 31, 1997, which was equal to 3.87% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

   In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses which may be reimbursed in the subsequent year in the case of Class A and Class C on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


DETERMINATION OF NET ASSET VALUE

   The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates as of the morning of valuation. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

   Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
-------------------------------------------------------------------------------

   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

   EasyInvest(Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to betransferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September, December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Shareholders should contact their DWR or other Selected Broker-Dealer Account Executive or the Transfer Agent for further information about any of the above services.

   Tax Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

   Exchange Privilege. Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, any CDSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or CDSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

   No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of a CDSC Fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time

(calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund or shares of a CDSC Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.


   Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-------------------------------------------------------------------------------

   Redemption. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, N.J. 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional documentation required by the Transfer Agent.

   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

   The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in their margin accounts.

   Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

   Involuntary Redemption. The Fund reserves the right, on sixty days' notice, to redeem at their net asset value the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares, due to redemptions by the shareholder, have a value of less than $100 or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------


   Dividends and Distributions. The Fund declares dividends separately for each Class of shares and intends to pay income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine to retain all or part of any net long-term capital gains in any year for reinvestment.


   All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

   Taxes. Because the Fund intends to distribute all of its net investment income and any net short-term and long-term capital gains to shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.

   Gains or losses on the Fund's transactions in certain listed options and on futures and options on futures generally are treated as 60% long-term gain or loss and 40% short-term gain or loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's net realized gains being available for distribution.

   As a regulated investment company, the Fund is subject to the requirement that less than 30% of its gross income be derived from the sale of certain investments held for less than three months. This requirement may limit the Fund's ability to engage in options and futures transactions.

   Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. It is anticipated that only a small portion, if any, of the Fund's distributions may be eligible for the dividends received deduction to corporate shareholders.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments would not be taxable to shareholders.

   After the end of the calendar year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains.

   To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to deduct their pro rata portion of such taxes from their taxable income or claim United States foreign tax credits with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

   The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax adviser.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

   From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over a period of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. The Fund may also advertise a growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indices compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal ben-efit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering and prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

   Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a non-diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                        THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS
Dean Witter Liquid Asset Fund Inc.
Dean Witter U.S. Government Money Market Trust
Dean Witter Tax-Free Daily Income Trust
Dean Witter California Tax-Free Daily Income Trust
Dean Witter New York Municipal Money Market Trust

EQUITY FUNDS
Dean Witter American Value Fund
Dean Witter Natural Resource Development Securities Inc.
Dean Witter Dividend Growth Securities Inc.
Dean Witter Developing Growth Securities Trust
Dean Witter World Wide Investment Trust
Dean Witter Value-Added Market Series
Dean Witter Utilities Fund
Dean Witter Capital Growth Securities
Dean Witter European Growth Fund Inc.
Dean Witter Precious Metals and Minerals Trust
Dean Witter Pacific Growth Fund Inc.
Dean Witter Health Sciences Trust
Dean Witter Global Dividend Growth Securities
Dean Witter Global Utilities Fund
Dean Witter International Small Cap Fund
Dean Witter Balanced Growth Fund
Dean Witter Mid-Cap Growth Fund
Dean Witter Capital Appreciation Fund
Dean Witter Information Fund
Dean Witter Japan Fund
Dean Witter Income Builder Fund
Dean Witter Special Value Fund
Dean Witter Market Leader Trust
Dean Witter Financial Services Trust
Dean Witter S&P 500 Index Fund

FIXED-INCOME FUNDS
Dean Witter High Yield Securities Inc.
Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Securities Trust
Dean Witter Federal Securities Trust
Dean Witter Convertible Securities Trust
Dean Witter California Tax-Free Income Fund
Dean Witter New York Tax-Free Income Fund
Dean Witter World Wide Income Trust
Dean Witter Intermediate Income Securities
Dean Witter Global Short-Term Income Fund Inc.
Dean Witter Multi-State Municipal Series Trust
Dean Witter Short-Term U.S. Treasury Trust
Dean Witter Diversified Income Trust
Dean Witter Limited Term Municipal Trust
Dean Witter Short-Term Bond Fund
Dean Witter High Income Securities
Dean Witter National Municipal Trust
Dean Witter Balanced Income Fund
Dean Witter Hawaii Municipal Trust
Dean Witter Intermediate Term
  U.S. Treasury Trust

ASSET ALLOCATION FUNDS
Dean Witter Strategist Fund
Dean Witter Global Asset Allocation Fund

ACTIVE ASSETS ACCOUNT PROGRAM
Active Assets Money Trust
Active Assets Tax-Free Trust
Active Assets California Tax-Free Trust
Active Assets Government Securities Trust

DEAN WITTER RETIREMENT SERIES
Liquid Asset Series
U.S. Government Money Market Series
U.S. Government Securities Series
Intermediate Income Securities Series
American Value Series
Capital Growth Series
Dividend Growth Series
Stategist Series
Utilities Series
Value-Added Market Series
Global Equity Series

Dean Witter
Health Sciences Trust
Two World Trade Center
New York, New York 10048


TRUSTEES


Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder



OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and
General Counsel
Ronald J. Worobel
Vice President
Thomas F. Caloia
Treasurer


CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286


TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT


Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311



INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.



DEAN WITTER
HEALTH SCIENCES
TRUST





PROSPECTUS--SEPTEMBER 29, 1997

                                                                    DEAN WITTER
STATEMENT OF ADDITIONAL INFORMATION                                      HEALTH
SEPTEMBER 29, 1997                                                     SCIENCES
                                                                          TRUST
-------------------------------------------------------------------------------


   Dean Witter Health Sciences Trust (the "Fund") is an open-end, non-diversified management investment company whose investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing in securities of companies in the health sciences industry throughout the world.


   A Prospectus for the Fund dated September 29, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Dean Witter
Health Sciences Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-------------------------------------------------------------------------------


The Fund and its Management.................................................  3
Trustees and Officers ......................................................  6
Investment Practices and Policies........................................... 12
Investment Restrictions .................................................... 25
Portfolio Transactions and Brokerage ....................................... 26
The Distributor............................................................. 28
Determination of Net Asset Value............................................ 32
Purchase of Fund Shares .................................................... 33
Shareholder Services........................................................ 35
Redemptions and Repurchases................................................. 40
Dividends, Distributions and Taxes ......................................... 41
Performance Information .................................................... 42
Description of Shares of the Fund........................................... 44
Custodian and Transfer Agent................................................ 44
Independent Accountants .................................................... 45
Reports to Shareholders .................................................... 45
Legal Counsel .............................................................. 45
Experts..................................................................... 45
Registration Statement ..................................................... 45
Financial Statements--July 31, 1997 ........................................ 46
Report of Independent Accountants........................................... 57

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on May 26, 1992.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."


   InterCapital is also the investment manager or investment adviser of the following management investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Quality Municipal Investment Trust, InterCapital Insured Municipal Trust, Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter New York Municipal Money Market Trust, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter National Municipal Trust, Dean Witter High Income Securities, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, InterCapital Quality Municipal Income Trust, Dean Witter Diversified Income Trust, Dean Witter Retirement Series, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, Dean Witter Global Dividend Growth Securities, Dean Witter Select Dimensions Investment Series, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Information Fund, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Prime Income Trust, Dean Witter S&P 500 Index Fund, and Municipal Premium Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.


   In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital serves as manager for the following investment companies for which TCW Funds Management, Inc.

is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Total Return Trust, TCW/DW Balanced Fund, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and
(ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with Federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on such date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.


   Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor") will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee"), charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under Federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that

Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 1.0% to the net assets of the Fund up to $500 million, scaled down to 0.95% of the portion of daily net assets exceeding $500 million, determined as of the close of each business day. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended July 31, 1995, 1996 and 1997, the Fund accrued to the Investment Manager total compensation of $2,477,072, $3,862,384 and $4,491,688, respectively.


   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   The Agreement was initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on July 29, 1992 and by DWR, the then sole shareholder of the Fund, on July 31, 1992, and amended by the Fund's Board of Trustees at their meeting held on April 17, 1996 to provide a breakpoint in the management fee that reduces the compensation received by the Investment Manager under the Agreement on assets exceeding $500 million. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

   Under its terms, the Agreement has an initial term ending April 30, 1999 and provides that it will continue in effect from year to year thereafter, provided such continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Board of Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval.


   The following owned more than 5% of the outstanding shares of Class A of the Fund on September 15, 1997: Dean Witter InterCapital Inc., ATTN: Frank Devito, 2 World Trade Center 73rd Floor, New York, NY 10048-0203 -- 13.2%; Dean Witter Reynolds Custodian for Harry A. Smith, IRA Rollover, 15265 Charter Oak Blvd, Salinas, CA 93907-1129 -- 7.8%; Dean Witter Trust FSB, Co-Trustee F/B/O Jonathan Lewicki, P.O. Box 957, Jersey City, NJ 07303-0957 -- 20.9%; Dean Witter Trust FSB, Co-Trustee F/B/O Marc Lewicki, P.O. Box 957, Jersey City, NJ 07303-0957 --20.9%; Dean Witter Trust FSB, Co-Trustee F/B/O Matthew Lewicki, P.O. Box 957, Jersey City, NJ 07303-0957 -- 20.9%.

   The following owned more than 5% of the outstanding shares of Class C of the Fund on September 15, 1997: Dean Witter InterCapital Inc., ATTN: Frank Devito, 2 World Trade Center 73rd Floor, New York, NY 10048-0203 -- 15.3%; Dean Witter Reynolds Custodian for Arnold Sesma, IRA STD/Rollover, 2318 East Portland, Phoenix, AZ 85006-3153 -- 15.2%; Dean Witter Reynolds Custodian for Gina L. Delabarre, IRA Rollover, 730 Sage Avenue, Rapid City, S.D. -- 6.4%; Stephen Glatt C/F Jonathan Glatt UGTMA/NJ, 42 Van Allen Road, Glen Rock, NJ 07452-1321 -- 8.5%; Dixie R. Skeahan, 839 Mulder Drive, Lincoln, NE 68510-4033 -- 13.6%; Susan I. Meyer TOD, Robert Dobbins, Amy Vicich, Debra Meyer, 2224 Rossiter Parkway, Plainfield, IL 60544-8348 -- 6.4%; Gordon L. MacAdam, 2114 Evans Road, Flossmoor, IL 60422-1606 -- 8.0%; Dean Witter Reynolds Custodian for Dennis J. Hughes Account B, IRA Rollover, 15 Exeter Way, Andover, MA 01810-3305 -- 14.5%.

   The following owned more than 5% of the outstanding shares of Class D of the Fund on September 15, 1997: Dean Witter InterCapital Inc., ATTN: Frank Devito, 2 World Trade Center 73rd Floor, New York, N.Y. 10048-0203 -- 63.0%; Dean Witter Reynolds Custodian for Catherine C. Fawcett, IRA Standard, 606 Aredo De Carlos, Farmington, NM 87401-4063 -- 9.2%; Eileen A. Buddington, P.O. Box 10572, Prescott AZ 86304-0572 -- 27.5%.

   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement between InterCapital and the Fund is terminated, or if the affiliation between the Investment Manager and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.


TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 84 Dean Witter Funds and 14 TCW/DW Funds are shown below:



  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Michael Bozic (56)..........................  Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                       Corporation (since November, 1995); Director or Trustee
c/o Levitz Furniture Corporation              of the Dean Witter Funds; formerly President and Chief
6111 Broken Sound Parkway, N.W.               Executive Officer of Hills Department Stores (May,
Boca Raton, Florida                           1991-July, 1995); formerly variously Chairman, Chief
                                              Executive Officer, President and Chief Operating Officer
                                              (1987-1991) of the Sears Merchandise Group of Sears,
                                              Roebuck and Co.; Director of Eaglemark Financial
                                              Services, Inc., the United Negro College Fund and
                                              Weirton Steel Corporation.
Charles A. Fiumefreddo* (64).................. Chairman, Chief Executive Officer and Director of
Chairman, President,                          InterCapital, Distributors and DWSC; Executive Vice
Chief Executive Officer and Trustee           President and Director of DWR; Chairman, Director or
Two World Trade Center                        Trustee, President and Chief Executive Officer of the
New York, New York                            Dean Witter Funds; Chairman, Chief Executive Officer and
                                              Trustee of the TCW/DW Funds; Chairman and Director of
                                              Dean Witter Trust FSB ("DWT"); Director and/or officer
                                              of various MSDWD subsidiaries; formerly Executive Vice
                                              President and Director of Dean Witter, Discover & Co.
                                              (until February, 1993).
Edwin J. Garn (64)..........................  Director or Trustee of the Dean Witter Funds; formerly
Trustee                                       United States Senator (R-Utah)(1974-1992) and Chairman,
c/o Huntsman Corporation                      Senate Banking Committee (1980-1986); formerly Mayor of
500 Huntsman Way                              Salt Lake City, Utah (1972-1974); formerly Astronaut,
Salt Lake City, Utah                          Space Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation (since January, 1993);
                                              Director of Franklin Quest (time management systems) and
                                              John Alden Financial Corp (health insurance); Member of
                                              the board of various civic and charitable organizations.

                                6

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
John R. Haire (72)..........................  Chairman of the Audit Committee and Chairman of the
Trustee                                       Committee of the Independent Directors or Trustees and
Two World Trade Center                        Director or Trustee of the Dean Witter Funds; Chairman
New York, New York                            of the Audit Committee and Chairman of the Committee of
                                              the Independent Trustees and Trustee of the TCW/DW
                                              Funds; formerly President, Council for Aid to Education
                                              (1978-1989) and Chairman and Chief Executive Officer of
                                              Anchor Corporation, an Investment Adviser (1964-1978);
                                              Director of Washington National Corporation (insurance).

Wayne E. Hedien (63)........................  Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                       Director of The PMI Group, Inc. (private mortgage
c/o Gordon Altman Butowsky                    insurance); Trustee and Vice Chairman of The Field
 Weitzen Shalov & Wein                        Museum of Natural History; formerly associated with the
Counsel to the Independent Trustees           Allstate Companies (1966-1994), most recently as
114 West 47th Street                          Chairman of The Allstate Corporation (March,
New York, New York                            1993-December, 1994) and Chairman and Chief Executive
                                              Officer of its wholly-owned subsidiary, Allstate
                                              Insurance Company (July, 1989-December, 1994); director
                                              of various other business and charitable organizations.

Dr. Manuel H. Johnson (48)..................  Senior Partner, Johnson Smick International, Inc., a
Trustee                                       consulting firm; Co-Chairman and a founder of the Group
c/o Johnson Smick International, Inc.         of Seven Council (G7C), an international economic
1133 Connecticut Avenue, N.W.                 commission; Director or Trustee of the Dean Witter
Washington, DC                                Funds; Trustee of the TCW/DW Funds; Director of NASDAQ
                                              (since June, 1995); Trustee of the Financial Accounting
                                              Foundation (oversight organization for the Financial
                                              Accounting Standards Board); Director of Greenwich
                                              Capital Markets, Inc. (broker-dealer); formerly Vice
                                              Chairman of the Board of Governors of the Federal
                                              Reserve System (1986-1990) and Assistant Secretary of
                                              the U.S. Treasury.

Michael E. Nugent (61)......................  General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Director or Trustee of the Dean
c/o Triumph Capital, L.P.                     Witter Funds; Trustee of the TCW/DW Funds; formerly Vice
237 Park Avenue                               President, Bankers Trust Company and BT Capital
New York, New York                            Corporation (1984-1988); Director of various business
                                              organizations.

Philip J. Purcell* (54).....................  Chairman of the Board of Directors and Chief Executive
Trustee                                       Officer of MSDWD, DWR, and Novus Credit Services Inc.;
1585 Broadway                                 Director of InterCapital, DWSC, and Distributors;
New York, New York                            Director or Trustee of the Dean Witter Funds; Director
                                              and/or officer of various MSDWD subsidiaries.

John L. Schroeder (67)......................  Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                       Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky Weitzen            Utilities Company; Formerly Executive Vice President and
 Shalov & Wein                                Chief Investment Officer of the Home Insurance Company
Counsel to the Independent Trustees           (August, 1991-September, 1995).
114 West 47th Street
New York, New York

                                7

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Barry Fink (42).............................. Senior Vice President (since March, 1997) and Secretary
Vice President, Secretary                     and General Counsel (since February, 1997) of
 and General Counsel                          InterCapital and DWSC; Senior Vice President (since
Two World Trade Center                        March, 1997) and Assistant Secretary and Assistant
New York, New York                            General Counsel (since February, 1997) of Distributors;
                                              Assistant Secretary of DWR (since August, 1996); Vice
                                              President, Secretary and General Counsel of the Dean
                                              Witter Funds and the TCW/DW Funds (since February,
                                              1997); previously First Vice President (June,
                                              1993-February, 1997), Vice President (until June, 1993)
                                              and Assistant Secretary and Assistant General Counsel of
                                              InterCapital and DWSC and Assistant Secretary of the
                                              Dean Witter Funds and the TCW/DW Funds.

Ronald J. Worobel (55) ...................... Senior Vice President of InterCapital (since June 1993);
Vice President                                Vice President of various Dean Witter Funds; formerly
Two World Trade Center                        Vice President of InterCapital (June, 1992-June, 1993).
New York, New York

Thomas F. Caloia (51) ....................... First Vice President and Assistant Treasurer of
Treasurer                                     InterCapital and DWSC; Treasurer of the Dean Witter
Two World Trade Center                        Funds and the TCW/DW Funds.
New York, New York



------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.
  In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President and Director of DWR, Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Robert
S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWT, and Director of DWT, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWT, and Kenton J. Hinchliffe, Ira N. Ross and Paul D. Vance, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund. Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, LouAnne D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


   The Board of Trustees currently consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 84 Dean Witter Funds, comprised of 127 portfolios. As of August 31, 1997, the Dean Witter Funds had total net assets of approximately $90.6 billion and more than six million shareholders.

   Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.


   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.


   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as

Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS


   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended July 31, 1997.



                               FUND COMPENSATION
                                                                  AGGREGATE
                                                                COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                     FROM THE FUND
---------------------------                                     -------------
Michael Bozic ................................................     $1,750
Edwin J. Garn ................................................      1,850
John R. Haire ................................................      3,750
Dr. Manuel H. Johnson  .......................................      1,800
Michael E. Nugent ............................................      1,850
John L. Schroeder.............................................      1,850



   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

                           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                             FOR SERVICE AS
                                                               CHAIRMAN OF
                                                              COMMITTEES OF    FOR SERVICE AS
                                                               INDEPENDENT      CHAIRMAN OF       TOTAL CASH
                           FOR SERVICE                         DIRECTORS/      COMMITTEES OF     COMPENSATION
                          AS DIRECTOR OR    FOR SERVICE AS    TRUSTEES AND      INDEPENDENT          PAID
                           TRUSTEE AND       TRUSTEE AND          AUDIT           TRUSTEES     FOR SERVICES TO
                         COMMITTEE MEMBER  COMMITTEE MEMBER COMMITTEES OF 82     AND AUDIT      82 DEAN WITTER
NAME OF                 OF 82 DEAN WITTER    OF 14 TCW/DW      DEAN WITTER    COMMITTEES OF 14   FUNDS AND 14
INDEPENDENT TRUSTEE           FUNDS             FUNDS             FUNDS         TCW/DW FUNDS     TCW/DW FUNDS
-------------------           -----             -----             -----         ------------     ------------
Michael Bozic .........      $138,850               --                --               --          $138,850
Edwin J. Garn .........       140,900               --                --               --           140,900
John R. Haire .........       106,400          $64,283          $195,450          $12,187           378,320
Dr. Manuel H. Johnson         137,100           66,483                --               --           203,583
Michael E. Nugent  ....       138,850           64,283                --               --           203,133
John L. Schroeder......       137,150           69,083                --               --           206,233



   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended July 31, 1997 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of July 31, 1997 and from the 57 Dean Witter Funds as of December 31, 1996.



                     RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS

                                 FOR ALL ADOPTING FUNDS
                            --------------------------------                        ESTIMATED ANNUAL
                               ESTIMATED                     RETIREMENT BENEFITS        BENEFITS
                                CREDITED                     ACCRUED AS EXPENSES   UPON RETIREMENT(2)
                                 YEARS          ESTIMATED    -------------------- -------------------
                             OF SERVICE AT    PERCENTAGE OF              BY ALL     FROM    FROM ALL
                               RETIREMENT       ELIGIBLE      BY THE    ADOPTING    THE     ADOPTING
NAME OF INDEPENDENT TRUSTEE   (MAXIMUM 10)    COMPENSATION     FUND      FUNDS      FUND     FUNDS
---------------------------   ------------    ------------     ----      -----      ----     -----
Michael Bozic .............        10             50.0%       $  374    $20,147    $  925   $ 51,325
Edwin J. Garn .............        10             50.0           625     27,772       925     51,325
John R. Haire .............        10             50.0         2,034     46,952     2,246    129,550
Dr. Manuel H. Johnson  ....        10             50.0           252     10,926       925     51,325
Michael E. Nugent .........        10             50.0           472     19,217       925     51,325
John L. Schroeder..........         8             41.7           771     38,700       771     42,771



--------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
-------------------------------------------------------------------------------

   As stated in the Prospectus, the Fund currently anticipates investing over 65% of its total assets in securities of companies in the health sciences industry. The Fund's prospectus contains disclosure discussing the risks of investing in a single industry.

   Private Placements/Illiquid Investments. Under a non-fundamental policy, which may be changed by the Trustees of the Fund, the Fund may invest up to 15% of its net assets in illiquid securities.

   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act of 1933, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Trustees of the Fund have adopted procedures for the Investment Manager to utilize in determining the liquidity of securities which may be sold pursuant to Rule 144A. In addition, the Trustees have determined that, where such securities are determined to be liquid under these procedures, investment in such securities by the Fund shall not be subject to the 15% limitation referred to above.

   The Investment Manager will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Investment Manager will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

   Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

   Convertible Securities. The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objectives.

   Warrants. The Fund may acquire warrants, including warrants which are attached to fixed-income securities purchased for its portfolio, and hold such warrants until the Investment Manager determines it is prudent to sell. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them.

   U.S. Government Securities. Securities issued by the U.S. Government, its agencies or instrumentalities in which the Fund may invest include:

      (1) U.S. Treasury bills (maturities of one year of less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

      (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

   Neither the value nor the yield of the U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

   Zero Coupon Treasury Securities. A portion of the U.S. Government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). The Fund intends to invest in such zero coupon treasury securities as STRIPS, Treasury Receipts, Physical Coupons, and Proprietary Receipts. However, the Fund does not intend, during the coming year, to invest in such securities in amounts totalling more than 5% of its total assets.

   The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

   Currently the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in custodial or trust account).

   As stated in the Prospectus, the money market instruments which the Fund may purchase include U.S. and foreign government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

   U.S. and Foreign Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), or by a foreign government, including U.S. and foreign Treasury bills, notes and bonds;

   Bank Obligations. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1,000,000,000 or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

   Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1,000,000,000 or more;

   Obligations of Savings Institutions. Certificates of deposit of savings and loan associations, having total assets of $1,000,000,000 or more;

   Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1,000,000,000, if the principal amount of the obligation is insured by the Federal Deposit Insurance Corporation, limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

   Commercial Paper. Commercial paper rated within the two highest grades by S&P or by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   As discussed in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   When the Investment Manager of the Fund believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities, or other appropriate liquid portfolio securities, in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

   Where, for example, the Fund is hedging a portfolio position consisting of foreign fixed-income securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

   If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.

   At times when the Fund has written a call option on a fixed-income security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S. Government securities and high grade debt obligations in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OPTIONS AND FUTURES TRANSACTIONS

   As discussed in the Prospectus, the Fund may write covered call options against securities held in its portfolio and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of its investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities (and the currencies in which they are denominated) and engaging in transactions involving futures contracts and options on such contracts.

   Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

   The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions.

   The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the management of the Fund, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

   The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

   Covered Call Writing. As stated in the Prospectus, the Fund is permitted to write covered call options on portfolio securities and on the U.S. Dollar and foreign currencies, without limit, in order to aid in achieving its investment objectives. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities, or other liquid portfolio securities, which the Fund holds in a segregated account maintained with its Custodian.

   The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

   As regards listed options and certain over-the-counter ("OTC") options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

   Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

   If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received for the option less the commission paid.

   Options written by the Fund will normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options
Transactions," below.

   Purchasing Call and Put Options. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial insitution which purchased the call written by the Fund.

   The Fund may purchase put options on securities (currencies) which it holds in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

   Risks of Options Transactions. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

   Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so.

   As discussed in the Prospectus, the Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

   Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Fund's Investment Manager.

   Each of the Exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   Futures Contracts. As stated in the Prospectus, the Fund may purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), that are traded on U.S. and foreign commodity exchanges, on such underlying securities as U.S. Treasury bonds, notes and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency futures") and on such indexes of U.S. and foreign securities as may exist or come into being ("index" futures).

   Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

   Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such con-tracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

   Interest Rate Futures Contracts. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 3% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract.

The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin," with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with Maturities between 6 1/2 and 10 years, GNMA Certificates, and Bank Certificates of Deposit.

   Currency Futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Investment Manager will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. Currently, currency futures exist for, among other foreign currencies, the Japanese yen, German marks, Canadian dollars, British pound, Swiss franc, and European currency unit.

   Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulation regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

   Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Investment Manager's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

   Index Futures Contracts. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

   Options on Futures Contracts. The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

   Risks of Transactions in Futures Contracts and Related Options. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) held by the Fund. However, it is possible that the futures market may advance and the value of securities (or the currency in which they are denominated) held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities (currencies) decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   In order to assure that the Fund is entering into transactions in futures contracts for hedging purposes as such is defined by the Commodity Futures Trading Commission either: 1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge or 2) the underlying value of all long positions in futures contracts will not exceed the total value of a) all short-term debt obligations held by the Fund; b) cash held by the Fund; c) cash proceeds due to the Fund on investments within thirty days; d) the margin deposited on the contracts; and e) any unrealized appreciation in the value of the contracts.

   If the Fund has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

   In addition, if the Fund holds a long position in a futures contract it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

   Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   As stated in the Prospectus, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities or currency markets and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

   As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

OTHER INVESTMENT POLICIES

   Repurchase Agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. A repurchase agreement may be viewed as a type of secured lending by the Fund which typically involves the acquisition by the Fund of government securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, is always at least equal to the purchase price plus accrued interest. If required, additional collateral will be requested and, when received, added to the account to maintain full collateralization. In the event the original seller defaults on its obligations to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed.

   The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. Repurchase agreements will be transacted only with large, well-capitalized and well-established financial institutions whose financial condition will be continuously monitored by the management of the Fund subject to procedures established by the Trustees. The procedures also require that the collateral underlying the agreement be specified. The Fund does not presently intend to enter into repurchase agreements so that more than 5% of the Fund's net assets are subject to such agreements.

   Reverse Repurchase Agreements. The Fund may also use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so. The Fund will establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities (i.e., U.S. Government securities) equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Fund and, in accordance with legal requirements, the Fund will maintain an asset coverage (including the proceeds) of at least 300% with respect to all reverse repurchase agreements. Reverse repurchase agreements may not exceed 10% of the Fund's total assets. The Fund does not intend to enter into any reverse repurchase agreements during the coming year.

   When-Issued and Delayed Delivery Securities and Forward Commitments. As discussed in the Prospectus, from time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities. Subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Fund's Investment Manager and the Trustees do not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

   When, As and If Issued Securities. As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund's Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or appropriate high-grade debt obligations, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business days' notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Fund's management pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. The Fund does not presently intend to lend any of its portfolio securities.

   Short Sales "against-the-box." A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. The Fund will not sell short unless it is "against the box," which means that at all times when the short position is open, the Fund owns an equal amount of securities or securities convertible into, or exchangeable without further consideration, for securities sold short. Short sales against the box may be used to defer recognition of capital gains or losses for certain federal income tax purposes. The Fund does not intend to enter into short sales against the box during the coming year.

PORTFOLIO TURNOVER


   The Fund's portfolio turnover rate for the fiscal year ended July 31, 1997 was 85%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.


INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

   The Fund may not:

      1. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

      2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

      3. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of a closed-end company, in accordance with the provisions of Section 12(d) of the Act and any Rules promulgated thereunder.

      4. Borrow money (except insofar as to the Fund may be deemed to have borrowed by entrance into a reverse repurchase agreement up to an amount not exceeding 10% of the Fund's total assets), except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

      5. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options;
   (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

      6. Make loans of money or securities, except; (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase or reverse repurchase agreements; or (c) by lending its portfolio securities.

      7. Make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

      8. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

      9. Invest for the purpose of exercising control or management of any other issuer.


   The Fund will not invest more than 5% of its net assets in warrants, including not more than 2% of such net assets in warrants not listed on either a recognized domestic or foreign exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction. The Fund has no present intention to make any investments, during the coming year, in securities issued by other investment companies.


   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-------------------------------------------------------------------------------


   Subject to the general supervision of the Fund's Trustees, the Investment Manager is responsible for decisions to buy and sell securities of the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. In the underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation equal to the underwriter's concession. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. For the fiscal years ended July 31, 1995, 1996, and 1997, the Fund paid brokerage commissions of $801,163, $270,559, and $503,093, respectively.

   The Investment Manager currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.


   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.


   In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Fund than would be the case if no weight were given by the Fund to the dealer's furnishing of such services. The Fund paid $655,964, $217,125, and $431,997, respectively, in commissions to brokers providing research services to effect transactions totalling $265,984,313, $92,253,743, and $174,865,997, respectively for the fiscal years ended July 31, 1995, 1996, and 1997.


   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the fees paid to the Investment Manager are not reduced by any amount that may be attributable to the value of such services.

   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.


   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" persons to the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund paid DWR $95,560, $9,000, and $10,330, respectively, for the fiscal years ended July 31, 1995, 1996, and 1997, to effect transactions totalling $43,615,162, $4,241,048 and $6,647,949. During the fiscal year ended July 31, 1997, the brokerage commissions paid to DWR represented approximately 2.05% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 2.96% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid. During the period

June 1 through July 31, 1997, no brokerage commissions were paid by the Fund to Morgan Stanley & Co., Inc., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


THE DISTRIBUTOR
-------------------------------------------------------------------------------

   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund and may enter into selected dealer agreements with other selected dealers ("Selected Broker-Dealers"). The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor the exclusive Distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998 and will remain in effect from year to year thereafter if approved by the Board.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the cost of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION


   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it received approximately $952,718, $610,425, and $1,142,039 in contingent deferred sales charges for the fiscal years ended July 31, 1995, 1996, and 1997, respectively, none of which was retained by the Distributor. These amounts were received from Class B only. No front-end sales charges were received from Class A and no contingent deferred sales charges were received from Class A or Class C for the fiscal period July 28 through July 31, 1997.


   The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B or Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

   The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on July 29, 1992 and by DWR, as the then sole shareholder of the Fund on July 31, 1992.

   At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the facts that upon an internal reorganization described above, the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and that DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as they had been before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Trustees, including a majority of the Independent 12b-1 Trustees, also approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of the Association. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.


   Under the Plan and as required by Rule 12b-1, the Trustees will receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended July 31, 1997, of $4,492,291. This is equal to 1.0% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. This amount is treated by the Fund as an expense in the year it is accrued. For the fiscal period July 28 through July 31, 1997, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $0 and $1, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for such period.


   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.

   With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which

Dean Witter Trust FSB ("DWT") serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

   With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of retirement plans qualified under Section 401(k) of the Internal Revenue Code and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, and which plans are opened on or after July 28, 1997, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.


   With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.

   With respect to Class D shares other than shares held by participants in the InterCapital mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).


   The gross sales credit is a charge which reflects commissions paid by the Distributor to account executives of DWR and other Selected Dealers and Fund associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of its distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") is calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charge received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


   The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


   Each Class paid 100% of the amounts accrued under the Plan with respect to each Class for the fiscal year ended July 31, 1997 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $35,284,201 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 10.48% ($3,696,386)--advertising and promotional expenses; (ii) 0.58% ($204,972)--printing of prospectuses for distribution to other than current shareholders; and (iii) 88.94% ($31,382,843)--other expenses, including the gross sales credit and the carrying charge of which 7.45% ($2,339,316) represents carrying charges, 37.05% ($11,626,124) represents commission credits to DWR branch offices for payments of commissions to account executives and 55.50% ($17,417,403) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and Class C for distribution during the fiscal period July 28 through July 31, 1997 were for expenses which relate to compensation of sales personnel and associated overhead expenses.

   In the case of Class B shares, at any given time, the Distributor may have incurred expenses in distributing shares of the Fund which may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $16,338,844 as of July 31, 1997. Because there is no requirement under the Plan that the Distributor be reimbursed for all its expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor in excess of payments made to the Distributor under the Plan, and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred by the Distributor, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR, DWSC or certain of its employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

   Under its terms, the Plan had an initial term ending April 30, 1993 and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple-class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE
-------------------------------------------------------------------------------

   As discussed in the Prospectus, the net asset value per share for each Class of shares of the Fund is determined at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day the New York Stock Exchange is open, by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark to market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between the latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets, including illiquid securities, are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to 4:00 p.m., New York time. The values of such securities used in computing the net asset value for each Class of shares of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to 4:00 p.m., New York time. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), and will therefore not be reflected in the computation of net asset value for each Class of shares. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

PURCHASE OF FUND SHARES
-------------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

   Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") or shares of other Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.


   The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.


   Letter of Intent. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

   A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

   If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

   At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

   In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

         YEAR SINCE
          PURCHASE                                      CDSC AS A PERCENTAGE
        PAYMENT MADE                                     OF AMOUNT REDEEMED
        ------------                                     ------------------
First .................................................          5.0%
Second ................................................          4.0%
Third .................................................          3.0%
Fourth ................................................          2.0%
Fifth .................................................          2.0%
Sixth .................................................          1.0%
Seventh and thereafter  ...............................          None

   The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund held by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997:


        YEAR SINCE
         PURCHASE                                       CDSC AS A PERCENTAGE
       PAYMENT MADE                                      OF AMOUNT REDEEMED
       ------------                                      ------------------
First ................................................           2.0%
Second ...............................................           2.0%
Third ................................................           1.0%
Fourth and thereafter ................................           None

   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

   Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
-------------------------------------------------------------------------------

   Shareholder Investment Account. Upon purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund, maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certficate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other Selected Broker-Dealer.


   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

   Investment of Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or the proceeds by the Transfer Agent.

   Targeted Dividends(Service Mark) . In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter Health Sciences Trust or in another Class of Dean Witter Health Sciences Trust. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share (without sales charge) of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution, and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.


   EasyInvest(Service Mark) . As discussed in the Prospectus, shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.


   Direct Investments through Transfer Agent. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Dean Witter Health Sciences Trust, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan ("Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September, and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares" in the Prospectus). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

   Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan will be invested in additional full and fractional shares at net asset value (without a sales charge). Shares will be credited to an open account for the investor by the Transfer Agent; no share certificates will be issued. A shareholder is entitled to a share certificate upon written request to the Transfer Agent, although in that event the shareholder's Systematic Withdrawal Plan will be terminated.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the CDSC applicable to the redemption of shares previously purchased (see "Purchase of Fund Shares").

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   As described below, and in the Prospectus under the caption "Purchase of Fund Shares" a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Dean Witter Multi-Class Fund or any CDSC Fund are exchanged for shares of Exchange Funds, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of an Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in a CDSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund's 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or in a CDSC Fund from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or a CDSC Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or in a CDSC Fund. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

   When shares initially purchased in a Dean Witter Multi-Class Fund or in a CDSC Fund are exchanged for shares of a Dean Witter Multi-Class Fund, shares of a CDSC Fund, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were
(i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that with respect to Class B shares if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege Account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The pro-rated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the pro-rated amount of the purchase payment for, or (b) the current net asset value of those exchanged non-Free Shares. Based upon the procedures described in the CDSC fund Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

   With respect to the repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor or other Selected Broker-Dealers in the performance of such functions. The Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any Selected Broker-Dealer.

   The Distributor and any Selected Broker-Dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of the shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any Selected Broker-Dealer for any transactions pursuant to this Exchange Privilege.

   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account for each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust, and Dean Witter New York Municipal Money Market Trust, although those funds may, at their discretion accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account for each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust although that Fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for the Exchange Privilege account for each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account for each Class for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into Dean Witter Short-Term U.S. Treasury Trust or a money market fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

   The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by any of the Dean Witter Funds, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of the Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist), or (e), if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Dealer Account Executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-------------------------------------------------------------------------------

   Redemption. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC (see below). If shares are held in a shareholder's account without a share certificate,a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.

   Repurchase. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.


   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption or proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.


   Transfers of Shares. In the event a shareholder requests a transfer of shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the change have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

   Reinstatement Privilege. As described in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at net asset value (without sales charge) next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders would include such undistributed gains in their income and shareholders will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

   Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will generally be short-term gains or losses.

   The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders. In addition, the Fund intends to distribute to its shareholders each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax.

   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

   Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains during the six-month period.

   Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund would be eligible and would determine whether or not to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable income or, alternatively, use them as foreign tax credits against their United States income taxes. If the Fund makes such election, it will report annually to its shareholders the amount per share of such withholding.

   Special Rules for Certain Foreign Currency Transactions. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund. The Fund may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

   Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

   If the Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain tax provisions applicable to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to shareholders. Legislation is currently being considered with respect to this issue and, in any event, it is not anticipated that any taxes on the Fund with respect to investments in PFIC's would be significant.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------


   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total return of Class B for the fiscal year ended July 31, 1997 and for the period October 30, 1992 (commencement of operations) through July 31, 1997 was 2.55% and 11.95%, respectively.

   For periods of less than one year, the Fund quotes its total return on a non-annualized basis. Accordingly, the Fund may compute its aggregate total return for each of Class A, Class C and Class D for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any CDSC at the end of the period. Based on the foregoing calculations, the total returns for the period July 28, 1997 through July 31, 1997 were -4.81%, -0.53% and 0.47% for Class
A, Class C and Class D, respectively.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, average annual total return of Class B for the fiscal year ended July 31, 1997 and for the period October 30, 1992 (commencement of operations) through July 31, 1997 was 7.55% and 12.22%, respectively.

   In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on this calculation, the Fund's total return of Class B for the fiscal year ended July 31, 1997 and for the period October 30, 1992 (commencement of operations) through July 31, 1997 was 2.55% and 70.93%, respectively. Based on the foregoing calculations, the total returns for Class A, Class C and Class D for the period July 28 through July 31, 1997 were -0.47%, -0.47% and 0.47%, respectively.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Based on this calculation, investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at July 31, 1997:



                                               INVESTMENT AT INCEPTION OF:
                                 INCEPTION    -----------------------------
CLASS                              DATE:      $10,000   $50,000    $100,000
-----                              -----      -------   -------    --------
Class A........................    7/28/97    $ 9,520   $48,226    $ 97,456
Class B  ......................   10/30/92     17,293    86,456     172,930
Class C........................    7/28/97     10,047    50,235     100,470
Class D........................    7/28/97     10,047    50,235     100,470



   The Fund from time to time may also advertise its performance relative to certain performance rankings and indices compiled by independent organizations.

DESCRIPTION OF SHARES OF THE FUND
-------------------------------------------------------------------------------


   The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees in accordance with the provisions of Section 16(c) of the Investment Company Act of 1940. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust.

   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not authorized any such additional series or classes of shares other than as set forth in the Prospectus.

   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.

   The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
-------------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any Fund cash balances with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such amounts may, at times, be substantial.


   Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust FSB is an affiliate of Dean Witter Distributors Inc., the Fund's Distributor and Dean Witter InterCapital Inc. the Investment Manager. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust FSB receives a per shareholder account fee from the Fund.


INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-------------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.

   The Fund's fiscal year ends on July 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-------------------------------------------------------------------------------

   Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-------------------------------------------------------------------------------


   The Annual Financial Statements of the Fund for the year ended July 31, 1997, included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
-------------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the Information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER HEALTH SCIENCES TRUST
PORTFOLIO OF INVESTMENTS July 31, 1997


NUMBER OF
 SHARES                                                                           VALUE
-------------------------------------------------------------------------------------------
           COMMON STOCKS (98.5%)
           Biotechnology (18.9%)
 100,000   Affymetrix, Inc.* ...............................................  $ 3,237,500
 120,000   Agouron Pharmaceutical, Inc.* ...................................   11,490,000
 150,000   Alexion Pharmaceuticals, Inc.* ..................................    1,556,250
 200,000   Alkermes, Inc.* .................................................    3,125,000
 100,000   Arterial Vascular Engineering, Inc.* ............................    3,825,000
  30,000   Aviron* .........................................................      810,000
 100,000   Biochem Pharma, Inc. (Canada)* ..................................    2,875,000
 170,000   Biomatrix, Inc. .................................................    3,825,000
  50,000   Biomira, Inc (Canada)* ..........................................      219,457
 100,000   Cell Therapeutics, Inc.* ........................................    1,337,500
 100,000   Centocor, Inc.* .................................................    3,843,750
 170,000   Genzyme Corp. General Division* .................................    4,632,500
   5,100   Genzyme Corp. Tissue Repair Division* ...........................       54,825
 150,000   Gilead Sciences, Inc.* ..........................................    4,218,750
 200,000   IDEC Pharmaceuticals Corp.* .....................................    5,462,500
 150,000   Immunex Corp.* ..................................................    5,718,750
 100,000   Interferon Sciences, Inc.* ......................................      631,250
 100,000   Ligand Pharmaceuticals, Inc. (Class B)* .........................    1,262,500
 100,000   Matritech, Inc.* ................................................      568,750
  76,000   Maxim Pharmaceuticals, Inc. .....................................      722,000
  80,000   Neurex Corp.* ...................................................      990,000
 100,000   Neurogen Corp.* .................................................    2,175,000
  30,000   OEC Medical Systems, Inc.* ......................................      513,750
 140,000   Protein Design Labs, Inc.* ......................................    3,902,500
  25,000   Ribi ImmunoChem Research, Inc.* .................................       96,875
 150,000   Sepracor, Inc.  .................................................    3,768,750
  40,000   Transcend Therapeutics, Inc.* ...................................      360,000
 150,000   Vertex Pharmaceuticals, Inc.* ...................................    5,231,250
 200,000   Vion Pharmaceuticals, Inc.* .....................................      812,500
 200,000   Virus Research Institute, Inc.  .................................    1,250,000
  40,000   Zonagen, Inc.* ..................................................    1,170,000
                                                                              -----------
                                                                               79,686,907
                                                                              -----------
           Commercial Services (3.4%)
 140,000   Advanced Health Corp.  ..........................................    2,590,000
  40,000   Complete Management, Inc.  ......................................      597,500
 150,000   Equity Corporation International* ...............................    3,609,375
 100,000   Medquist, Inc.* .................................................    3,250,000
           Stewart Enterprises, Inc.
 100,000   (Class A) .......................................................    4,325,000
                                                                              -----------
                                                                               14,371,875
                                                                              -----------
           Computer Software (1.6%)
 130,000   Cerner Corp.* ...................................................  $ 3,900,000
 100,000   Medic Computer Systems, Inc.* ...................................    2,700,000
                                                                              -----------
                                                                                6,600,000
                                                                              -----------
           Computer Software & Services (1.3%)
 100,000   A.L.I. Technologies Inc. (Canada)* ..............................      805,281
  50,000   Daou Systems, Inc.* .............................................      987,500
  60,000   HPR Inc.* .......................................................      945,000
  50,000   ImageMatrix Corp. (Units)++* ....................................      114,062
  50,000   Imnet Systems, Inc. .............................................    1,737,500
 100,000   Sunquest Information Systems, Inc.* .............................    1,087,500
                                                                              -----------
                                                                                5,676,843
                                                                              -----------
           Consumer Products (0.5%)
  20,000   Chattem, Inc.* ..................................................      345,000
 100,000   Perrigo Co.* ....................................................    1,300,000
  50,000   Selfcare, Inc.* .................................................      600,000
                                                                              -----------
                                                                                2,245,000
                                                                              -----------
           Drugs (7.6%)
  35,000   Ascent Pediatrics, Inc.* ........................................      253,750
 160,000   Columbia Laboratories, Inc.  ....................................    3,150,000
 220,000   Dura-Pharmaceuticals, Inc.* .....................................    8,538,750
 150,000   Elan Corp. PLC (ADR)(Ireland)* ..................................    7,125,000
 110,000   Glaxo Wellcome PLC (ADR)(United Kingdom) ........................    4,675,000
 180,000   ICN Pharmaceuticals, Inc. .......................................    6,153,750
 100,000   Labopharm Inc. (Canada)* ........................................      272,055
  50,000   Pharmacia & Upjohn, Inc.  .......................................    1,887,500
                                                                              -----------
                                                                               32,055,805
                                                                              -----------
           Finance (0.3%)
  55,000   HealthCare Financial Partners, Inc.  ............................    1,168,750
                                                                              -----------
           Health Equipment & Services (5.2%)
 100,000   Diagnostic Health Services, Inc.* ...............................    1,100,000
  60,000   Medtronic, Inc.  ................................................    5,235,000
 197,400   Renal Treatment Centers, Inc.* ..................................    5,823,300
 270,000   RoTech Medical Corp.* ...........................................    5,028,750
 120,000   Sabratek Corp.* .................................................    3,225,000
 158,000   Vista Medical Technologies, Inc.* ...............................    1,422,000
                                                                              -----------
                                                                               21,834,050
                                                                              -----------
           Healthcare (0.8%)
 110,000   Allegiance Corp. ................................................    3,437,500
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       46

DEAN WITTER HEALTH SCIENCES TRUST
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

NUMBER OF
 SHARES                                                                           VALUE
-------------------------------------------------------------------------------------------
           Healthcare-Diversified (8.2%)
 280,000   Healthsouth Corp.* ..............................................  $ 7,420,000
  50,000   Humana, Inc.* ...................................................    1,218,750
 100,000   Integrated Health Services, Inc.  ...............................    3,412,500
 150,000   Mentor Corp.  ...................................................    4,603,125
 150,000   NovaCare, Inc.* .................................................    1,940,625
  34,200   Simione Center Holdings, Inc.* ..................................      342,000
 150,000   Universal Health Services, Inc. (Class B)* ......................    6,093,750
  70,000   Warner-Lambert Co.  .............................................    9,778,125
                                                                              -----------
                                                                               34,808,875
                                                                              -----------
           Hospital Management & Health
           Maintenance Organizations (0.8%)
 100,000   American Oncology Resources, Inc.* ..............................    1,525,000
  40,000   Healthcare Recoveries, Inc.* ....................................      730,000
  80,000   Specialty Care Network, Inc.* ...................................      970,000
                                                                              -----------
                                                                                3,225,000
                                                                              -----------
           Hospital Management (6.1%)
 100,000   American HomePatient, Inc.* .....................................    1,975,000
 170,000   FPA Medical Management, Inc.  ...................................    4,505,000
 100,000   Genesis Health Ventures, Inc.* ..................................    3,387,500
  50,000   Harborside Healthcare Corp.  ....................................      806,250
  50,000   Impath, Inc.* ...................................................    1,312,500
  25,000   Pediatric Services of America, Inc.* ............................      562,500
  60,000   Quorum Health Group, Inc.* ......................................    2,137,500
 180,000   Renal Care Group, Inc.* .........................................    5,152,500
 120,000   Tenet Healthcare Corp.* .........................................    3,592,500
  60,000   Total Renal Care Holdings, Inc.* ................................    2,475,000
                                                                              -----------
                                                                               25,906,250
                                                                              -----------
           Hospital Supply (0.2%)
  98,800   Boston Biomedica, Inc.  .........................................      679,250
                                                                              -----------
           Insurance (0.5%)
  50,000   Guaranty National Corp.  ........................................    1,331,250
  47,300   Summit Holding Southeast Inc.* ..................................      886,875
                                                                              -----------
                                                                                2,218,125
                                                                              -----------
           Life Insurance (0.9%)
  70,000   CRA Managed Care, Inc.* .........................................    3,587,500
                                                                              -----------
           Manufacturing (0.3%)
  35,000   Axogen Ltd. (Units)++ ...........................................    1,150,625
                                                                              -----------
           Medical Products & Supplies (15.5%)
  20,000   Abiomed, Inc.* ..................................................      325,000
 100,000   ArQule, Inc.* ...................................................    1,650,000
 100,000   Bard (C.R.), Inc.  ..............................................    3,762,500
 110,000   Baxter International, Inc.  .....................................  $ 6,359,375
  60,000   Closure Medical Corp.* ..........................................    1,605,000
  40,000   Cooper Companies, Inc.* .........................................    1,120,000
  90,000   Cryolife, Inc.* .................................................    1,119,375
  83,100   EP MedSystems, Inc.  ............................................      228,525
  70,000   Guidant Corp.  ..................................................    6,387,500
 100,000   Hanger Orthopedic Group, Inc.* ..................................    1,275,000
  30,000   Health Care & Retirement Corp.* .................................    1,072,500
  25,000   Healthdyne Technologies, Inc.* ..................................      421,875
  50,000   Intelligent Medical Imaging, Inc.* ..............................      331,250
  50,000   IRIDEX Corp.* ...................................................      493,750
 150,000   Kinetic Concepts, Inc. ..........................................    2,812,500
  80,000   Laser Industries, Ltd. ..........................................    1,380,000
 100,000   Lincare Holdings, Inc.* .........................................    4,900,000
 100,000   Molecular Dynamics, Inc.* .......................................    2,050,000
  40,000   Sight Resource Corp. (Units)++* .................................      215,000
 100,000   Novoste Corp.  ..................................................    1,575,000
 100,000   Osteotech, Inc.* ................................................    1,275,000
  20,000   Penederm, Inc.* .................................................      232,500
 110,000   Perclose, Inc.* .................................................    2,530,000
 110,000   PLC Systems, Inc. (Canada)* .....................................    1,436,875
 100,000   ResMed, Inc.  ...................................................    2,400,000
 100,000   Spine-Tech, Inc* ................................................    5,900,000
  40,000   Sterile Recoveries, Inc.* .......................................      615,000
  60,000   TECNOL Medical Products, Inc.* ..................................    1,320,000
 100,000   Urologix, Inc.  .................................................    1,762,500
 120,000   Ventana Medical Systems, Inc.* ..................................    1,995,000
 240,000   Vivus, Inc.* ....................................................    7,170,000
                                                                              -----------
                                                                               65,721,025
                                                                              -----------
           Medical Services (6.5%)
 110,000   Alternative Living Services, Inc.  ..............................    2,371,875
  30,000   Coventry Corp.* .................................................      530,625
  70,000   EndoSonics Corp.* ...............................................      927,500
  45,790   HBO & Co.  ......................................................    3,537,278
 140,000   Medical Resources, Inc.* ........................................    2,240,000
 100,000   Quintiles Transnational Corp.* ..................................    7,500,000
  50,000   Sheridan Healthcare, Inc.* ......................................      618,750
 160,000   Transkaryotic Therapies, Inc.  ..................................    5,600,000
 100,000   Vencor, Inc.* ...................................................    4,031,250
                                                                              -----------
                                                                               27,357,278
                                                                              -----------
           Miscellaneous (0.0%)
   5,600   Corsair Communications, Inc.* ...................................      109,900
   5,000   Monarch Dental Corp.* ...........................................       87,500
                                                                              -----------
                                                                                  197,400
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       47

DEAN WITTER HEALTH SCIENCES TRUST
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

NUMBER OF
 SHARES                                                                           VALUE
-------------------------------------------------------------------------------------------
           Pharmaceuticals (16.9%)
 120,000   Andrx Corp.  .................................................... $  3,960,000
 100,000   Aronex Pharmaceuticals, Inc.* ...................................      437,500
  70,000   Biovail Corporation International* ..............................    1,872,500
 180,000   Bone Care International, Inc.* ..................................    2,790,000
  60,000   Cadus Pharmaceutical Corp.  .....................................      817,500
  50,000   ChiRex, Inc.* ...................................................      856,250
 100,000   Coulter Pharmaceutical, Inc.  ...................................      812,500
 100,000   Curative Health Services, Inc.* .................................    3,137,500
 220,000   Cypros Pharmaceutical Corp.* ....................................      893,750
  70,000   DUSA Pharmaceuticals, Inc.* .....................................      358,750
 150,000   Emisphere Technologies, Inc.* ...................................    2,906,250
  80,000   Genset (ADR)(France)* ...........................................    2,000,000
 350,000   Guilford Pharmaceuticals, Inc.* .................................    7,743,750
  50,000   Hyal Pharmaceutical Corp. (Canada) ..............................      139,655
 120,000   ICOS Corp.* .....................................................    1,035,000
 120,000   Incyte Pharmaceuticals, Inc.* ...................................    8,115,000
 120,000   Inhale Therapeutic Systems* .....................................    2,925,000
  90,000   Kos Pharmaceuticals, Inc.* ......................................    3,487,500
 140,000   Medicis Pharmaceutical Corp. (Class A)* .........................    6,300,000
 100,000   OrthoLogic Corp.* ...............................................      631,250
 220,000   Parexel International Corp. .....................................    8,470,000
 120,000   PathoGenesis Corp.* .............................................    3,480,000
  50,000   Salix Holdings, Ltd. (Canada)* ..................................      304,701
 180,000   Sangstat Medical Corp.* .........................................    4,342,500
  70,000   Watson Pharmaceuticals, Inc.* ...................................    3,465,000
                                                                              -----------
                                                                               71,281,856
                                                                              -----------
           Retail-Specialty (1.7%)
 120,000   Cole National Corp. (Class A)* ..................................    5,182,500
  35,368   CVS Corp. .......................................................    2,011,555
                                                                              -----------
                                                                                7,194,055
                                                                              -----------
           Specialized Services (0.3%)
  40,000   Service Corp. International .....................................    1,360,000
                                                                              -----------
           Wholesale Distributor (1.0%)
  50,000   McKesson Corp.  .................................................    4,334,375
                                                                              -----------
           TOTAL COMMON STOCKS
           (Identified Cost $304,444,915) ..................................  416,098,344
                                                                              -----------


NUMBER OF
WARRANTS                                                                        VALUE
-----------------------------------------------------------------------------------------
           WARRANTS (0.0%)
           Pharmaceuticals
           SuperGen, Inc. (due 03/12/01)*
  30,000   (Identified Cost $43,448) .......................................  $ 195,000
                                                                              ---------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
  $4,393   SHORT-TERM INVESTMENT (1.0%)
           REPURCHASE AGREEMENT
             The Bank of New York 5.75%
             due 08/01/97 (dated 07/31/97;
             proceeds $4,393,616)(a)
             (Identified Cost $4,392,915) ..................................  4,392,915
                                                                              ---------
TOTAL INVESTMENTS
(Identified Cost $308,881,278)(b) .............................    99.5%    420,686,259
OTHER ASSETS IN EXCESS OF
LIABILITIES....................................................     0.5       2,020,805
                                                                  ------   ------------
NET ASSETS.....................................................   100.0%   $422,707,064
                                                                  ======   ============


------------
ADR     American Depository Receipt.
*       Non-income producing security.
++ Consists of more than one class of securities traded together as a unit; stocks with attached warrants.
(a) Collateralized by $1,117,580 Federal Home Loan Banks 6.10% due 11/27/98 valued at $1,130,080, $1,341,872 Federal National Mortgage Assoc. 6.15% due 12/14/01 valued at $1,339,470 and $2,000,000 Federal
        National Mortgage Assoc. 8.13% due 07/08/11 valued at $2,011,223.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $119,250,992 and the aggregate gross unrealized depreciation is $7,446,011, resulting in net unrealized appreciation of $111,804,981.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
July 31, 1997



ASSETS:
Investments in securities, at value (identified cost
 $308,881,278)....................................................    $420,686,259
Receivable for:
  Investments sold................................................       5,813,979
  Shares of beneficial interest sold..............................         437,522
  Dividends.......................................................          74,215
Deferred organizational expenses..................................           8,034
Prepaid expenses and other assets.................................          16,656
                                                                      ------------
  TOTAL ASSETS ...................................................     427,036,665
                                                                      ------------
LIABILITIES:
Payable for:
  Investments purchased...........................................       2,886,868
  Shares of beneficial interest repurchased.......................         624,067
  Investment management fee.......................................         357,582
  Plan of distribution fee........................................         357,581
Accrued expenses and other payables ..............................         103,503
                                                                      ------------
  TOTAL LIABILITIES...............................................       4,329,601
                                                                      ------------
  NET ASSETS......................................................    $422,707,064
                                                                      ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...................................................     307,533,850
Net unrealized appreciation ......................................     111,804,981
Accumulated net investment loss...................................         (32,076)
Accumulated undistributed net realized gain.......................       3,400,309
                                                                      ------------
  NET ASSETS .....................................................    $422,707,064
                                                                      ============
CLASS A SHARES:
Net Assets........................................................         $10,069
Shares Outstanding (unlimited authorized, $.01 par value) ........             667
  NET ASSET VALUE PER SHARE.......................................          $15.10
                                                                      ============
  MAXIMUM OFFERING PRICE PER SHARE
   (net asset value plus 5.54% of net asset value)................          $15.94
                                                                      ============
CLASS B SHARES:
Net Assets........................................................    $422,666,859
Shares Outstanding (unlimited authorized, $.01 par value) ........      27,994,379
  NET ASSET VALUE PER SHARE ......................................          $15.10
                                                                      ============
CLASS C SHARES:
Net Assets........................................................         $20,067
Shares Outstanding (unlimited authorized, $.01 par value) ........           1,329
  NET ASSET VALUE PER SHARE ......................................          $15.10
                                                                      ============
CLASS D SHARES:
Net Assets........................................................         $10,069
Shares Outstanding (unlimited authorized, $.01 par value) ........             667
  NET ASSET VALUE PER SHARE ......................................          $15.10
                                                                      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended July 31, 1997*


NET INVESTMENT INCOME:
INCOME
Interest .........................................    $   384,111
Dividends (net of $5,458 foreign withholding
 tax).............................................        361,779
                                                      -----------
  TOTAL INCOME....................................        745,890
                                                      -----------
EXPENSES
Plan of distribution fee (Class B shares) ........      4,492,291
Investment management fee.........................      4,491,688
Transfer agent fees and expenses..................        730,898
Registration fees.................................        145,533
Shareholder reports and notices...................         77,955
Professional fees ................................         62,407
Custodian fees....................................         48,301
Organizational expenses ..........................         32,222
Trustees' fees and expenses.......................         20,771
Other.............................................          9,487
                                                      -----------
  TOTAL EXPENSES..................................     10,111,553
                                                      -----------
  NET INVESTMENT LOSS.............................     (9,365,663)
                                                      -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain ................................     14,671,544
Net change in unrealized appreciation ............     23,334,942
                                                      -----------
  NET GAIN .......................................     38,006,486
                                                      -----------
NET INCREASE .....................................    $28,640,823
                                                      ===========


--------------
*     Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                                   FOR THE YEAR     FOR THE YEAR
                                                                       ENDED            ENDED
                                                                  JULY 31, 1997*    JULY 31, 1996
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss..............................................  $ (9,365,663)     $ (7,836,792)
Net realized gain ...............................................    14,671,544        38,104,756
Net change in unrealized appreciation ...........................    23,334,942        16,813,336
                                                                   ------------      ------------
  NET INCREASE ..................................................    28,640,823        47,081,300

DISTRIBUTIONS TO SHAREHOLDERS FROM NET
 REALIZED GAIN
  Class B shares.................................................   (28,286,327)      (22,643,391)
Net increase (decrease) from transactions in shares of
 beneficial interest.............................................   (20,523,010)      144,702,568
                                                                   ------------      ------------
  TOTAL INCREASE (DECREASE)......................................   (20,168,514)      169,140,477

NET ASSETS:
Beginning of period..............................................   442,875,578       273,735,101
                                                                   ------------      ------------
  END OF PERIOD
  (Including accumulated net investment losses of $32,076 and
  $28,348, respectively).........................................  $422,707,064      $442,875,578
                                                                   ============      ============



--------------
*     Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1997


1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Health Sciences Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing in securities of companies in the health sciences industry throughout the world. The Fund was organized as a Massachusetts business trust on May 26, 1992 and commenced operations on October 30, 1992. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis

DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost; and (5) the market value of foreign denominated portfolio securities is translated at the exchange rate prevailing at the end of the period.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Distribution fees are charged directly to the respective class.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $162,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 1.0% to the portion of daily net assets not exceeding $500 million and 0.95% to the portion of daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -0.25% of the average daily net assets of Class A; (ii) Class B -1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -1.0% of the average daily net assets of Class
C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR

DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $16,338,844 at July 31, 1997.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended July 31, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of approximately $1,142,000. The shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 1997 aggregated $369,644,528 and $418,622,260, respectively.

For the year ended July 31, 1997, the Fund incurred brokerage commissions of $10,330 with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $2,800.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended July 31, 1997 included in Trustees' fees and

DEAN WITTER HEALTH SCIENCES TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


expenses in the Statement of Operations amounted to $5,225. At July 31, 1997, the Fund had an accrued pension liability of $32,076 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                       FOR THE YEAR                    FOR THE YEAR
                                                           ENDED                           ENDED
                                                       JULY 31, 1997                   JULY 31, 1996
                                              ------------------------------- -------------------------------
                                                  SHARES          AMOUNT          SHARES          AMOUNT
                                              -------------- ---------------  -------------- ---------------
CLASS A SHARES*
Sold ........................................           667     $     10,018         --              --
                                                -----------     ------------    -----------    -------------
CLASS B SHARES
Sold.........................................    12,042,815      183,250,429     26,005,478    $ 429,545,190
Reinvestment of dividends and distributions       1,860,102       26,655,267      1,434,910       21,121,878
Redeemed.....................................   (15,501,740)    (230,468,760)   (19,102,244)    (305,964,500)
                                                -----------     ------------    -----------    -------------
Net increase (decrease) - Class B............    (1,598,823)     (20,563,064)     8,338,144      144,702,568
                                                -----------     ------------    -----------    -------------
CLASS C SHARES*
Sold.........................................         1,329           20,018         --              --
                                                -----------     ------------    -----------    -------------
CLASS D SHARES*
Sold.........................................           667           10,018         --              --
                                                -----------     ------------    -----------    -------------
Net increase (decrease) in Fund..............    (1,596,160)    $(20,523,010)     8,338,144    $ 144,702,568
                                                ===========     ============    ===========    =============



--------------
*   For the period July 28, 1997 (issue date) through July 31, 1997.

6. FEDERAL INCOME TAX STATUS

As of July 31, 1997, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated net investment loss was credited $9,361,935.

DEAN WITTER HEALTH SCIENCES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER HEALTH SCIENCES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Health Sciences Trust (the "Fund") at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
September 12, 1997

                      1997 FEDERAL TAX NOTICE (unaudited)

 During the year ended July 31, 1997, the Fund paid to its shareholders $0.95 per share from long-term capital gains.

DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:





                                                                                            FOR THE PERIOD
                                                     FOR THE YEAR ENDED JULY 31,           OCTOBER 30, 1992*
                                            ---------------------------------------------      THROUGH
                                              1997**       1996       1995        1994      JULY 31, 1993
-----------------------------------------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......   $14.97      $12.88     $ 9.32      $ 9.22         $10.00
                                              ------      ------     ------      ------         ------
Net investment loss........................    (0.31)      (0.26)     (0.24)      (0.22)         (0.08)
Net realized and unrealized gain (loss) ...     1.39        3.44       3.80        0.32          (0.70)
                                              ------      ------     ------      ------         ------
Total from investment operations...........     1.08        3.18       3.56        0.10          (0.78)
                                              ------      ------     ------      ------         ------
Less distributions from net realized gain      (0.95)      (1.09)        --          --             --
                                              ------      ------     ------      ------         ------
Net asset value, end of period ............   $15.10      $14.97     $12.88      $ 9.32         $ 9.22
                                              ======      ======     ======      ======         ======
TOTAL INVESTMENT RETURN+ ..................     7.55%      24.84%     38.20%       1.08%         (7.80)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...................................     2.25%       2.20%      2.30%       2.30%          2.38%(2)
Net investment loss........................    (2.08)%     (2.03)%    (2.05)%     (2.06)%        (1.38)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ... $422,667    $442,876   $273,735    $228,573       $231,646
Portfolio turnover rate....................       85%         63%       145%        106%            55%(1)
Average commission rate paid...............  $0.0566     $0.0562         --          --             --



--------------
*      Commencement of operations.
** Class B shares were issued July 28, 1997. All shares of the Fund held prior to that date have been designated Class B shares.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL HIGHLIGHTS, continued



                                                               FOR THE PERIOD
                                                               JULY 28, 1997*
                                                                   THROUGH
                                                                JULY 31, 1997
-------------------------------------------------------------------------------
CLASS A SHARES

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .........................    $ 15.03
Net realized and unrealized gain  ............................       0.07
                                                                  -------
Net asset value, end of period ...............................    $ 15.10
                                                                  =======
TOTAL INVESTMENT RETURN+  ....................................       0.47%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses .....................................................       1.57%(2)
Net investment loss ..........................................      (0.55)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ......................    $    10
Portfolio turnover rate ......................................         85%
Average commission rate paid .................................    $0.0566

CLASS C SHARES

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .........................    $ 15.03
Net realized and unrealized gain  ............................       0.07
                                                                  -------
Net asset value, end of period ...............................    $ 15.10
                                                                  =======
TOTAL INVESTMENT RETURN+  ....................................       0.47%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses .....................................................       2.31%(2)
Net investment loss ..........................................      (1.28)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ......................    $    20
Portfolio turnover rate ......................................         85%
Average commission rate paid .................................    $0.0566



--------------
*      The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HEALTH SCIENCES TRUST
FINANCIAL HIGHLIGHTS, continued



                                                               FOR THE PERIOD
                                                               JULY 28, 1997*
                                                                   THROUGH
                                                                JULY 31, 1997
-------------------------------------------------------------------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....                          $ 15.03
Net realized and unrealized gain  .......                             0.07
                                                                   -------
Net asset value, end of period ..........                          $ 15.10
                                                                   =======
TOTAL INVESTMENT RETURN+ ................                             0.47%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ................................                             1.31%(2)
Net investment loss .....................                            (0.29)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                            $    10
Portfolio turnover rate .................                               85%
Average commission rate paid ............                          $0.0566



--------------
*      The date shares were first issued.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                       DEAN WITTER HEALTH SCIENCES TRUST

                            PART C OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

   (a)  Financial Statements

       (1)  Financial statements and schedules, included
            in Prospectus (Part A):                                   Page in
                                                                      -------
                                                                     Prospectus
                                                                     ----------
            Financial highlights for the period October 30,
            1992 through July 31, 1993 and for the fiscal
            years ended July 31, 1994, 1995, 1996 and 1997
            (Class B)........................................             6

            Financial Highlights for the period July 28,
            1997 through July 31, 1997 (Class A, C and D)....             7

       (2)  Financial statements included in the Statement
            of Additional Information (Part B):
                                                                      Page in
                                                                      -------
                                                                        SAI
                                                                        ---

            Portfolio of Investments at July 31, 1997........            46

            Statement of assets and liabilities at
            July 31, 1997....................................            49

            Statement of operations for the year ended
            July 31, 1997....................................            50

            Statement of changes in net assets for the
            fiscal years ended July 31, 1996 and 1997........            51

            Notes to Financial Statements....................            52

            Financial highlights for the period October 30,
            1992 through July 31, 1993 and for the fiscal
            years ended July 31, 1994, 1995, 1996 and 1997
            (Class B)........................................            58

            Financial highlights for the period July 28,
            1997 through July 31, 1997 (Class A, C, D).......            59

       (3)  Financial statements included in Part C:

            None

   (b)  Exhibits:

             8. -  Form of Assignment of Transfer Agency and Service Agreement

            11. -  Consent of Independent Accountants

            16. -  Schedule for Computation of Performance Quotations

            27. -  Financial Data Schedules

            Other - Power of Attorney

            -----------------
            All other exhibits previously filed and incorporated by reference.


Item 25.  Persons Controlled by or Under Common Control With Registrant.

          None

Item 26.  Number of Holders of Securities.

             (1)                                  (2)
                                       Number of Record Holders
       Title of Class                     at August 31, 1997
       --------------                     ------------------

Shares of Beneficial Interest
          Class A                                    9
          Class B                               52,278
          Class C                                   12
          Class D                                    3

Item 27.  Indemnification

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28.  Business and Other Connections of Investment Adviser.

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

     The term "Dean Witter Funds" used below refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

Open-end Investment Companies:
------------------------------
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.

(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Short-Term U.S. Treasury Trust
(32) Dean Witter Diversified Income Trust
(33) Dean Witter U.S. Government Money Market Trust
(34) Dean Witter Global Dividend Growth Securities
(35) Active Assets California Tax-Free Trust
(36) Dean Witter Natural Resource Development Securities Inc.
(37) Active Assets Government Securities Trust
(38) Active Assets Money Trust
(39) Active Assets Tax-Free Trust
(40) Dean Witter Limited Term Municipal Trust
(41) Dean Witter Variable Investment Series
(42) Dean Witter Value-Added Market Series
(43) Dean Witter Global Utilities Fund
(44) Dean Witter High Income Securities
(45) Dean Witter National Municipal Trust
(46) Dean Witter International SmallCap Fund
(47) Dean Witter Mid-Cap Growth Fund
(48) Dean Witter Select Dimensions Investment Series
(49) Dean Witter Balanced Growth Fund
(50) Dean Witter Balanced Income Fund
(51) Dean Witter Hawaii Municipal Trust
(52) Dean Witter Capital Appreciation Fund
(53) Dean Witter Intermediate Term U.S. Treasury Trust
(54) Dean Witter Information Fund
(55) Dean Witter Japan Fund
(56) Dean Witter Income Builder Fund
(57) Dean Witter Special Value Fund
(58) Dean Witter Financial Services Trust
(59) Dean Witter Market Leader Trust
(60) Dean Witter S&P 500 Index Fund

The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
-----------------------------
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
(10) TCW/DW Strategic Income Trust

Closed-End Investment Companies
-------------------------------
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003
 (4) TCW/DW Emerging Markets Opportunities Trust


NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Charles A. Fiumefreddo       Executive Vice President and Director of Dean
Chairman, Chief              Witter Reynolds Inc. ("DWR"); Chairman, Chief
Executive Officer and        Executive Officer and Director of Dean Witter
Director                     Distributors Inc. ("Distributors") and Dean
                             Witter Services Company Inc. ("DWSC"); Chairman and Director of Dean Witter Trust FSB ("DWT");
                             Chairman, Director or Trustee, President and Chief
                             Executive Officer of the Dean Witter Funds and
                             Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Director and/or officer of various Morgan Stanley, Dean Witter, Discover &
                             Co. ("MSDWD") subsidiaries; Formerly Executive
                             Vice President and Director of Dean Witter,
                             Discover & Co.

Philip J. Purcell            Chairman, Chief Executive Officer and Director of
Director                     of MSDWD and DWR; Director of DWSC and
                             Distributors; Director or Trustee of the Dean
                             Witter Funds; Director and/or officer of various
                             MSDWD subsidiaries.

Richard M. DeMartini         President and Chief Operating Officer of Dean
Director                     Witter Capital, a division of DWR; Director of
                             DWR, DWSC, Distributors and DWTC; Trustee of the
                             TCW/DW Funds.

James F. Higgins             President and Chief Operating Officer of Dean
Director                     Witter Financial; Director of DWR, DWSC,
                             Distributors and DWT.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Thomas C. Schneider          Executive Vice President and Chief Strategic
Executive Vice               and Administrative Officer of MSDWD; Executive
President, Chief             Vice President and Chief Financial Officer of
Financial Officer and        DWSC and Distributors; Director of DWR, Director
Distributors.                DWSC and


Christine A. Edwards         Executive Vice President, Chief Legal Officer
Director                     and Secretary of MSDWD; Executive Vice
                             President, Secretary and Chief Legal Officer of Distributors; Director of DWR, DWSC and
                             Distributors.

Robert M. Scanlan            President and Chief Operating Officer of DWSC,
President and Chief          Executive Vice President of Distributors;
Operating Officer            Executive Vice President and Director of DWT;
                             Vice President of the Dean Witter Funds and the
                             TCW/DW Funds.

Mitchell M. Merin            President and Chief Strategic Officer of DWSC,
President and Chief          Executive Vice President of Distributors;
Strategic Officer            Executive Vice President and Director of DWT;
                             Executive Vice President and Director of DWR;
                             Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries.

John B. Van Heuvelen         President, Chief Operating Officer and Director
Executive Vice               of DWT.
President

Joseph J. McAlinden
Executive Vice President
and Chief Investment         Vice President of the Dean Witter Funds and
Officer                      Director of DWT.

Barry Fink                   Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,       Secretary and General Counsel of DWSC; Senior Vice
Secretary and General        President, Assistant Secretary and Assistant
Counsel                      General Counsel of Distributors; Vice President,
                             Secretary and General Counsel of the Dean Witter
                             Funds and the TCW/DW Funds.

Peter M. Avelar
Senior Vice President        Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President        Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Edward F. Gaylor
Senior Vice President        Vice President of various Dean Witter Funds.

Robert S. Giambrone          Senior Vice President of DWSC, Distributors
Senior Vice President        and DWT and Director of DWT; Vice President
                             of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta
Senior Vice President        Vice President of various Dean Witter Funds.

Kenton J. Hinchcliffe
Senior Vice President        Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President        Vice President of various Dean Witter Funds.

Jenny Beth Jones             Vice President of Dean Witter Special Value Fund.
Senior Vice President

John B. Kemp, III            Director of the Provident Savings Bank, Jersey
Senior Vice President        City, New Jersey.

Anita H. Kolleeny
Senior Vice President        Vice President of various Dean Witter Funds.

Jonathan R. Page
Senior Vice President        Vice President of various Dean Witter Funds.

Ira N. Ross
Senior Vice President        Vice President of various Dean Witter Funds.

Guy G. Rutherfurd, Jr.       Vice President of Dean Witter Market Leader
Senior Vice President        Trust.

Rafael Scolari               Vice President of Prime Income Trust.
Senior Vice President

Rochelle G. Siegel
Senior Vice President        Vice President of various Dean Witter Funds.

Jayne M. Stevlingston        Vice President of various Dean Witter Funds.
Senior Vice President

Paul D. Vance
Senior Vice President        Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

James F. Willison
Senior Vice President        Vice President of various Dean Witter Funds.

Ronald J. Worobel
Senior Vice President        Vice President of various Dean Witter Funds.

Douglas Brown
First Vice President

Thomas F. Caloia             First Vice President and Assistant Treasurer of
First Vice President         DWSC, Assistant Treasurer of Distributors;
and Assistant                Treasurer and Chief Financial Officer of the
Treasurer                    Dean Witter Funds and the TCW/DW Funds.

Thomas Chronert
First Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney           Assistant Secretary of DWR; First Vice President
First Vice President         and Assistant Secretary of DWSC; Assistant
and Assistant Secretary      Secretary of the Dean Witter Funds and the TCW/DW
                             Funds.

Michael Interrante           First Vice President and Controller of DWSC;
First Vice President         Assistant Treasurer of Distributors;First Vice
and Controller               President and Treasurer of DWT.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri
Vice President               Vice President of various Dean Witter Funds.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Kirk Balzer
Vice President               Vice President of various Dean Witter Funds.

Nancy Belza
Vice President

Dale Boettcher
Vice President

Joseph Cardwell
Vice President

Philip Casparius
Vice President

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President               Vice President of DWSC.

Frank J. DeVito
Vice President               Vice President of DWSC.

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Michael Geringer
Vice President

Stephen Greenhut
Vice President

Peter W. Gurman
Vice President

Matthew Haynes               Vice President of Dean Witter
Vice President               Variable Investment Series

Peter Hermann
Vice President               Vice President of various Dean Witter Funds

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

Christopher Jones
Vice President

James P. Kastberg
Vice President

Michelle Kaufman
Vice President               Vice President of various Dean Witter Funds

Michael Knox
Vice President               Vice President of various Dean Witter Funds

Paula LaCosta
Vice President               Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard J. Lian
Vice President               Vice President of various Dean Witter Funds.

Catherine Maniscalco         Vice President of Dean Witter Natural
Vice President               Resource Development Securities Inc.

Albert McGarity
Vice President

LouAnne D. McInnis           Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers                  Vice President of Dean Witter Natural
Vice President               Resource Development Securities Inc.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

James Nash
Vice President

Richard Norris
Vice President

Carsten Otto                 Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

George Paoletti
Vice President

Anne Pickrell                Vice President of Dean Witter Global Short-
Vice President               Term Income Fund Inc.

Michael Roan
Vice President

Hugh Rose
Vice President

Robert Rossetti              Vice President of Dean Witter Precious Metal and
Vice President               Minerals Trust.

Ruth Rossi                   Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Carl F. Sadler
Vice President

Peter Seeley                 Vice President of Dean Witter World
Vice President               Wide Income Trust

Naomi Stein
Vice President

Kathleen H. Stromberg
Vice President               Vice President of various Dean Witter Funds.

Marybeth Swisher
Vice President

Vinh Q. Tran
Vice President               Vice President of various Dean Witter Funds.

Robert Vanden Assem
Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Alice Weiss
Vice President               Vice President of various Dean Witter Funds.

Katherine Wickham
Vice President

Item 29.  Principal Underwriters

     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

 (1)        Dean Witter Liquid Asset Fund Inc.
 (2)        Dean Witter Tax-Free Daily Income Trust
 (3)        Dean Witter California Tax-Free Daily Income Trust
 (4)        Dean Witter Retirement Series
 (5)        Dean Witter Dividend Growth Securities Inc.
 (6)        Dean Witter Global Asset Allocation
 (7)        Dean Witter World Wide Investment Trust
 (8)        Dean Witter Capital Growth Securities
 (9)        Dean Witter Convertible Securities Trust
(10)        Active Assets Tax-Free Trust
(11)        Active Assets Money Trust
(12)        Active Assets California Tax-Free Trust
(13)        Active Assets Government Securities Trust
(14)        Dean Witter Short-Term Bond Fund
(15)        Dean Witter Mid-Cap Growth Fund
(16)        Dean Witter U.S. Government Securities Trust
(17)        Dean Witter High Yield Securities Inc.
(18)        Dean Witter New York Tax-Free Income Fund
(19)        Dean Witter Tax-Exempt Securities Trust
(20)        Dean Witter California Tax-Free Income Fund
(21)        Dean Witter Limited Term Municipal Trust
(22)        Dean Witter Natural Resource Development Securities Inc.
(23)        Dean Witter World Wide Income Trust
(24)        Dean Witter Utilities Fund
(25)        Dean Witter Strategist Fund
(26)        Dean Witter New York Municipal Money Market Trust
(27)        Dean Witter Intermediate Income Securities
(28)        Prime Income Trust
(29)        Dean Witter European Growth Fund Inc.
(30)        Dean Witter Developing Growth Securities Trust
(31)        Dean Witter Precious Metals and Minerals Trust
(32)        Dean Witter Pacific Growth Fund Inc.
(33)        Dean Witter Multi-State Municipal Series Trust
(34)        Dean Witter Federal Securities Trust
(35)        Dean Witter Short-Term U.S. Treasury Trust

(36)        Dean Witter Diversified Income Trust
(37)        Dean Witter Health Sciences Trust
(38)        Dean Witter Global Dividend Growth Securities
(39)        Dean Witter American Value Fund
(40)        Dean Witter U.S. Government Money Market Trust
(41)        Dean Witter Global Short-Term Income Fund Inc.
(42)        Dean Witter Value-Added Market Series
(43)        Dean Witter Global Utilities Fund
(44)        Dean Witter High Income Securities
(45)        Dean Witter National Municipal Trust
(46)        Dean Witter International SmallCap Fund
(47)        Dean Witter Balanced Growth Fund
(48)        Dean Witter Balanced Income Fund
(49)        Dean Witter Hawaii Municipal Trust
(50)        Dean Witter Variable Investment Series
(51)        Dean Witter Capital Appreciation Fund
(52)        Dean Witter Intermediate Term U.S. Treasury Trust
(53)        Dean Witter Information Fund
(54)        Dean Witter Japan Fund
(55)        Dean Witter Income Builder Fund
(56)        Dean Witter Special Value Fund
(57)        Dean Witter Financial Services Trust
(58)        Dean Witter Market Leader Trust
(59)        Dean Witter S&P 500 Index Fund
 (1)        TCW/DW Core Equity Trust
 (2)        TCW/DW North American Government Income Trust
 (3)        TCW/DW Latin American Growth Fund
 (4)        TCW/DW Income and Growth Fund
 (5)        TCW/DW Small Cap Growth Fund
 (6)        TCW/DW Balanced Fund
 (7)        TCW/DW Total Return Trust
 (8)        TCW/DW Mid-Cap Equity Trust
 (9)        TCW/DW Global Telecom Trust
(10)        TCW/DW Strategic Income Trust

(b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.


                                   Positions and
                                   Office with
Name                               Distributors
----                               ------------

Fredrick K. Kubler                Senior Vice President, Assistant
                                  Secretary and Chief Compliance
                                  Officer.

Michael T. Gregg                  Vice President and Assistant
                                  Secretary.

Item 30.  Location of Accounts and Records

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31.  Management Services

       Registrant is not a party to any such management-related service contract.

Item 32.  Undertakings

       Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the day of September 26th, 1997.

                                            DEAN WITTER HEALTH SCIENCES TRUST

                                            By  /s/ Barry Fink
                                                ----------------------------
                                                    Barry Fink
                                                Vice President and Secretary

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                      Title                  Date

(1) Principal Executive Officer    President, Chief
                                   Executive Officer,
                                   Trustee and Chairman
By  /s/ Charles A. Fiumefreddo                                09/26/97
    ----------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer    Treasurer and Principal
                                   Accounting Officer

By   /s/ Thomas F. Caloia                                     09/26/97
    ----------------------------
         Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By   /s/ Barry Fink                                           09/26/97
    ----------------------------
         Barry Fink
         Attorney-in-Fact

    Manuel H. Johnson          Wayne E. Hedien
    Michael Bozic              Michael E. Nugent
    Edwin J. Garn              John L. Schroeder
    John R. Haire


By  /s/ David M. Butowsky                                     09/26/97
    ----------------------------
        David M. Butowsky
        Attorney-in-Fact

                                 EXHIBIT INDEX
                                 -------------

                       DEAN WITTER HEALTH SCIENCES TRUST
                       ---------------------------------

    8.   --   Form of Assignment of Transfer Agency and Service Agreement.

    11.  --   Consent of Independent Accountants.

    16.  --   Schedule for Computation of Performance Quotations.

    27.  --   Financial Data Schedules.

    Other. -- Power of Attorney.